                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Post-Effective Amendment No. 20 [X]


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No. 20 [X]


                        (Check appropriate box or boxes.)

                           The Staar Investment Trust
               (Exact Name of Registrant as Specified in Charter)

 604 McKnight Park Drive, Pittsburgh, PA                                 15237
(Address of Principal Executive Offices)                               Zip Code)

       Registrant's Telephone Number(including Area Code) (412) 367-9076

        J. Andre Weisbrod, 604 McKnight Park Drive, Pittsburgh, PA, 15237
                    (Name and Address of Agent for Services)

Copies to Thomas Sweeney, Esq., Sweeney & Associates, P.C., P.O. Box 82637, 158 West Hutchinson Ave., Pittsburgh, PA 15218

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b)

on ______________ pursuant to paragraph (b)

[X] 60 days after filing pursuant to paragraph (a)

on ________________ pursuant to paragraph (a) of Rule 485

As soon as possible after the effective date of the Registration under the Securities Act of 1933

                           THE STAAR INVESTMENT TRUST

                                   PROSPECTUS
                                   May 1, 2008

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    Contents

Information specific to each fund you should know before investing

General Bond Fund (GBF)                        1
ShortTerm Bond Fund (STBF)                     4
Larger Company Stock Fund (LCSF)               7
Smaller Company Stock Fund (SCSF)             10
International Fund (INTF)                     13
AltCat Fund (ACF)                             16

Information common to all of the
   funds
Management                                    19
Buying Shares                                 19
Minimum Investment                            20
Exchanging Shares                             20
Selling Shares                                20
Investor Services                             20
Policies                                      21
Where To Learn More About the Funds   Inside back cover

RISK/RETURN SUMMARY

General Bond Fund (GBF)
A High Grade General Bond Fund flexibly managed as to maturities of holdings.

GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. The range of maturity for bonds in this Fund is any length deemed appropriate by the Manager(s) depending on market conditions and trends. In general, it is expected that the average maturity of the portfolio will be between two (2) and fifteen (15) years the majority of the time.

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2007    4.5%
2006    3.7%
2005    0.1%
2004    0.5%
2003    4.1%
2002    7.2%
2001    7.6%
2000    9.1%
1999   -0.1%
1998   7..4%

The Fund's highest and lowest quarterly returns during this time period were:

Highest:    4.37% (quarter ending 9/30/01)
Lowest:    -1.63% (quarter ending 3/30/04)

Average Annual Total Returns
For the periods ended December 31, 2007

                                                              1 YEAR   3 YEARS   5 YEARS   10 YRS   LIFE**
                                                              ------   -------   -------   ------   ------
STAAR GENERAL BOND FUND (GBF)(1)
TOTAL RETURN BEFORE TAXES                                       4.5%     2.8%      2.6%      4.4%     4.7%
Return After Taxes on Distributions (based on maximum tax
   rates)                                                       3.1%     1.5%      1.2%      2.8%     3.1%
Return After taxes on Distributions and Sale of Fund Shares     3.4%     2.1%      1.9%      3.1%     3.3%
LB Intermediate Gov't/Credit Index(2) (Reflects no
   deductions for taxes, fees or sales charges)                 7.4%     4.3%      4.1%      5.8%     6.1%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Since the Fund's public inception on 5/28/97.

1 On August 12, 2004 the shareholders approved fundamental changes to the Intermediate Bond Fund. The name was changed to the General Bond Fund and the objectives were changed to allow the managers to choose average maturities in a flexible manner in response to market conditions. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.

2 The Lehman Bros. Intermediate Government/Corporate Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The published returns are total returns including reinvestment of dividends. The index is unmanaged and does not have expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

GBF Ending Value: $17,040   Lehman Bros Intermediate Gov't/Credit Index: $19,530

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/07.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management Fees*                  0.50%
Distribution (12b-1) Fees(1)*     0.25%
Other Expenses (2)                0.97%
Total Annual Operating Expenses   1.72%*


* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.09% in 2007. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 1.56%.


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR Financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provided for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  181      569      998     2,272

INVESTMENT STRATEGIES AND RELATED RISKS

     The General Bond Fund's objective is to produce income with a concern for safety of principal.

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.

     The Fund's strategy includes a limitation to investment grade debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

     At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

     The managers are given a high degree of flexibility in choosing maturities. In times of rising interest rates, their objective will be to have shorter average maturities and in times of stable or falling interest rates, their objective will be to obtain longer maturities. As a result, this Fund will, from time to time, be either an intermediate bond fund, or a long-term bond fund, depending upon its portfolio at the time.

     The investment strategy includes intent to hold most bonds to maturity and minimize trading unless market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs.

     The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money.

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bond holder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

        SELECTED PER-SHARE DATA
          YEAR END DECEMBER 31             2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value Beg. of Period            $10.11   $10.06   $10.45   $10.75   $10.99   $10.59   $10.29   $ 9.96   $10.45   $10.22
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Investment Income                       0.35     0.35     0.35     0.31     0.39     0.41     0.52     0.55     0.54     0.57
Net realized and unrealized gains on
   securities                               0.10     0.01    (0.34)   (0.25)    0.05     0.35     0.26     0.32    (0.49)    0.19
Total income from investment operations     0.45     0.36     0.01     0.06     0.44     0.76     0.78     0.87     0.05     0.76
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Dividends from net Investment Income       (0.42)   (0.31)   (0.40)   (0.36)   (0.49)   (0.35)   (0.46)   (0.54)   (0.48)   (0.51)
Distributions From Capital Gains            0.00     0.00     0.00     0.00    (0.19)   (0.01)   (0.02)    0.00     0.00    (0.02)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions                        (0.42)   (0.31)   (0.40)   (0.36)   (0.68)   (0.36)   (0.48)   (0.54)   (0.48)   (0.53)
                                                                                       ------   ------   ------   ------   ------
Net Asset Value, end of year              $10.14   $10.11   $10.06   $10.45   $10.75   $10.99   $10.59   $10.29   $ 9.96   $10.45
Total Return (%)                             4.5%     3.7%     0.1%     0.5%     4.1%     7.2%     7.6%     9.1%   -0.05%     7.4%
                                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
   Ratios/Supplemental Data
Net Assets at End of Year (in $1000's)    $ 2998   $ 3688   $ 1791   $ 2364   $ 2923   $ 4378   $ 2868   $ 1564   $ 1574   $ 1154
Ratio of Expenses to Average Net
   Assets (%)*                              1.56%    1.33%    1.31%    1.60%    1.34%    1.51%     .72%    0.72%    0.72%    0.58%
Ratio of Net Inv Income to Avg Net
   Assets (%)                               3.48%    3.47%    3.40%    2.88%    3.56%    3.79%    4.95%    5.49%    5.31%    5.48%
Portfolio Turnover Rate                    30.22%   40.48%   17.84%    31.8%   35.97%   21.60%   33.76%   14.77%   11.85%   22.54%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

RISK/RETURN SUMMARY

Short Term Bond Fund (STBF)
A High Grade Short-Term Bond Fund

GOAL: Income with a concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. In general, it is expected that the average maturity of the portfolio will be between six (6) months and three (3) years the majority of the time. At least 40% of its assets must be invested in securities issued, guaranteed or otherwise backed by the U.S. government or government agencies and at time of purchase instruments will be rated BBB or higher (investment grade).

TEMPORARY INVESTMENTS:

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in bonds as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Share values may decrease if one or more holdings are downgraded or default on interest payments. Longer-term bonds generally have higher volatility than shorter-term bonds. Income dividends can decrease if interest rates go down. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2007    4.4%
2006    3.5%
2005    0.1%
2004   -0.2%
2003    5.9%
2002    8.3%
2001    7.5%
2000    9.4%
1999   -4.5%
1998    8.6%

The Fund's highest and lowest quarterly returns during this time period were:

Highest:    4.86% (quarter ending 09/30/98)
Lowest:    -2.50% (quarter ending 12/31/99)

Average Annual Total Returns
For the periods ended December 31, 2007

                                                    1 YEAR   3 YEAR   5 YEAR   10 YR   LIFE*
                                                    ------   ------   ------   -----   -----
STAAR SHORT TERM BOND FUND (STBF)(1)
TOTAL RETURN BEFORE TAXES                             4.4%    2.64%    2.71%    4.20%   5.04%
Return After Taxes on Distributions (based on
   maximum tax rates)                                 3.2%     1.7%     1.0%     2.3%    3.1%
Return After taxes on Distributions and Sale
   of Fund Shares                                     3.5%     2.1%     2.1%     2.9%    3.5%
Lehman Brothers 1-3 Year Gov't Index(2) (Reflects
   no deductions for taxes, fees or expenses)         7.1%     4.3%     3.2%     4.8%    5.0%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   Since the Fund's public inception on 5/28/97.

(1) On August 12, 2004 the shareholders approved fundamental changes to the Long Term Bond Fund. It was changed in both name and objective to Short Term Bond Fund. Performance shown that includes periods prior to August 2004 include performance achieved under the different investment objectives.

(2) The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). Bonds will have maturities between 1 and 3 years.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

STBF Ending Value: $16,835   Lehman Bros. 1-3 Government Bond Index: $17,005

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/07.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management Fees*                     0.40%
Distribution (12b-1) Fees(1)*        0.25%
Other Expenses (2)                   0.97%
Total Annual Operating Expenses*     1.62%


* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.04% in 2007. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 1.41%.


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR Financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provided for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  170      536      940     2,139

INVESTMENT STRATEGIES AND RELATED RISKS

     The Short Term Bond Fund's main objective is to produce income with a concern for safety of principal.

     The Fund invests, under normal conditions, in a mix of U.S. Government, Government Agency and Corporate debt instruments. These may include U.S. Treasury Notes or Bonds and debt instruments issued by agencies such as the Federal National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Student Loan Marketing Association and the Tennessee Valley Authority. Debt instruments issued by companies (corporate bonds) may include Senior and Junior bonds and debentures. Senior issues are secured obligations, which are backed by a legal claim on specific property of the issuer. Junior bonds and debentures are not secured by any collateral.

     The Fund's strategy includes a limitation to higher quality debt instruments (bonds). At the time of purchase, instruments will be rated AAA, AA, A or BBB by Standard & Poors Corporation. These top four categories are considered to be "investment grade". If a holding's rating falls below BBB, the manager will consider the size of the holding and the circumstances causing the lower rating before selling. The manager may hold a lower-rated security if there is reasonable cause to believe that holding it will be advantageous to the shareholders.

     At least 40% of its assets must be invested in securities issued by the U.S. government or government agencies. This emphasis on quality will tend to produce a lower dividend yield than funds that invest more in lower-rated bonds. However, it will also provide greater safety of principal.

     Bonds will normally have a maturity of between three (3) months and five
(5) years when purchased. The average weighted maturity of the portfolio will be between six (6) months and three (3) years the majority of the time.

     The investment strategy includes intent to hold most bonds to maturity and minimize trading unless average maturity considerations, changes in credit quality, market conditions or liquidity requirements make such transactions advisable. This is to keep a stable portfolio base and lower transaction costs. The Fund may increase or decrease its cash position depending on risk management and liquidity considerations.

     The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular bond, the manager considers a number of factors. First, the manager considers the general trend of interest rates to determine whether a longer or shorter maturity is more desirable. Second, the manager compares differences in yield against quality ratings to determine whether a particular issue is more or less attractive than an alternative. Third, the manager will consider any call provisions. Fourth, the manager may consider the bond's price in relation to its maturity or call price. Fifth, the manager will consider any income tax effects of the transaction. Sixth, the manager will consider any changes in ratings or the financial condition of the issuers of bonds held in the portfolio.

          The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern.

          As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Interest Rate Changes -- The value of bonds is directly affected by changes in interest rates. When interest rates go down, the value of bonds goes up, and when interest rates rise, the value of bonds goes down. Generally, bonds with shorter maturities are affected less by interest rate changes than those with longer maturities; therefore, the longer the maturity, the greater the change in value when interest rates go up or down.

Default Risk -- If the issuer of a bond finds itself in financial difficulties, it could delay payment on the interest it owes to investors. If an issuer entered bankruptcy, interest payments would likely stop all together and the bondholder would have to wait until the bankruptcy proceedings were concluded to find out how much (if any) of the amount invested would be returned to the investor.

Credit Rating Changes -- Independent organizations rate the creditworthiness of bond issuers. A high rating means the issuer is considered to be sound financially and presents a low risk of default. If an issuer's rating is lowered, this will tend to have a negative impact on a bond's price.

Income is affected when Interest Rates Change -- The dividend income per share could decrease when interest rates fall.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

SELECTED PER-SHARE DATA
YEAR END DECEMBER 31                        2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
-----------------------                    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value beg. of period             $ 9.30   $ 9.21   $ 9.40   $ 9.85   $11.02   $10.62   $10.43   $10.09   $11.16   $10.81
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income                        0.31     0.28     0.24     0.24     0.50     0.48     0.61     0.62     0.60     0.63
Net realized and unrealized gains on
   securities                                0.10     0.04    (0.23)   (0.26)    0.15     0.40    (0.17)    0.31    (1.10)    0.30
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total income from investment operations      0.41     0.32    (0.01)   (0.02)    0.65     0.88     0.78     0.93    (0.50)    0.93
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------
Dividends from net investment income        (0.33)   (0.23)   (0.20)   (0.31)   (0.86)   (0.48)   (0.58)   (0.59)   (0.56)   (0.58)
Distributions From capital gains             0.00     0.00     0.00    (0.12)    0.96     0.00    (0.01)    0.00    (0.05)    0.00
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions                         (0.33)   (0.23)   (0.20)   (0.43)   (1.82)   (0.48)   (0.59)   (0.59)   (0.61)   (0.58)
                                                                                                 ------   ------   ------   ------
Net Asset Value, end of period             $ 9.38   $ 9.30   $ 9.21   $ 9.40   $ 9.85   $11.02   $10.62   $10.43   $10.09   $11.16
Total Return (%)                              4.4%     3.5%     0.1%   -0.2%      5.9%     8.3%     7.5%     9.4%    -4.5%     8.6%
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
   Ratios/Supplemental Data
Net Assets at end of period (in $1000's)   $ 1358   $ 1494   $  983   $  602   $  415   $ 1630   $ 1227   $  889   $  807   $  598
Ratio of Expenses to Average Net
   Assets (%)*                               1.41%    1.12%    1.02%    1.53%    1.20%    1.59%    0.81%    0.81%    0.81%    0.69%
Ratio of Net Investment Income to Avg
   Net Assets (%)                            3.33%    3.04%    2.60%    2.49%    4.57%    4.50%    5.73%    6.10%    5.28%    5.70%
Portfolio Turnover Rate                     41.49%   11.79%   48.02%   86.65%    8.53%   19.70%   25.23%    7.74%    4.10%    6.40%

* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense.

RISK/RETURN SUMMARY

Larger Company Stock Fund (LCSF)

A fund of funds in which the underlying investments are primarily common stocks of large companies and larger mid-cap companies.

GOAL: Growth with Some Income

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds that invest in stocks of large and larger mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of over $3 billion.

     In terms of market composition, the majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     Most mutual funds and stocks owned are expected to produce some dividend income.

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2007    3.6%
2006    9.4%
2005    3.7%
2004   10.6%
2003   20.7%
2002  -18.1%
2001   -9.9%
2000   -2.7%
1999   16.1%
1998   13.1%

The Fund's highest and lowest quarterly returns during this time period were:

Highest:     17.8% (quarter ending 12/31/98)
Lowest:    -14.98% (quarter ending 9/30/02)

Average Annual Total Returns
For the periods ended December 31, 2007

STAAR LARGER COMPANY STOCK FUND (LCSF)       1 YEAR   3 YEARS   5 YEAR   10 YEAR   LIFE*
--------------------------------------       ------   -------   ------   -------   -----
TOTAL RETURN BEFORE TAXES                      3.6%     5.5%      9.4%     4.0%     5.0%
Return After Taxes on Distributions (based
   on maximum tax rates)                       2.5%     5.0%      9.1%     3.4%     4.2%
Return After taxes on Distributions
   and Sale of Fund Shares                     2.7%     5.0%      8.3%     3.4%     4.2%
S&P 500 Index(1) (Reflects no deductions
   for taxes, fees or expenses)                5.5%     8.6%     12.8%     5.9%     7.0%

*    Since the Fund's public inception on 5/28/97.

1 The S&P 500 is a broad market index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

LCSF Ending Value: $16,763   S&P 500 Stock Index: $20,535

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/07.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees*                   0.90%
Distribution (12b-1) Fees(1)*       0.25%
Other Expenses (2)                  0.96%
Acquired Fund Fees & Expenses (3)   0.82%
Total Annual Operating Expenses     2.93%


* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.04% in 2007. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.72%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR Financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provided for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  308      970     1,700    3,870

INVESTMENT STRATEGIES AND RELATED RISKS

     The Larger Company Stock Fund's objective is to produce long term growth of capital with some income by investing primarily in common stocks of U.S. based large and mid-sized companies, including other mutual funds that invest primarily in such stocks. Larger companies are defined as those having a market capitalization (size) of $3 billion or more.

     The majority of holdings are intended to represent primarily United States based large companies with market capitalization (size) of $5 billion or more. Some holdings will include larger mid-cap stocks having market capitalization between $3 billion and $5 billion. While some mutual funds owned by the LCSF may own some smaller companies, they are intended to be an incidental portion of the Fund's holdings.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad stock market as opposed to any one index. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

        SELECTED PER-SHARE DATA
          YEAR END DECEMBER 31             2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
---------------------------------------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value beg. of period            $14.05   $13.14   $12.67   $11.45   $ 9.49   $11.58   $12.85   $13.98   $12.99   $12.16
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income                      (0.09)   (0.08)   (0.12)   (0.11)   (0.07)   (0.09)   (0.01)   (0.02)   (0.02)    0.03
Net realized and unrealized gains on
   securities                               0.59     1.32     0.59     1.33     2.03    (2.00)   (1.26)   (0.32)    2.12     1.56
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total income from investment operations     0.50     1.24     0.47     1.22     1.96    (2.09)   (1.27)   (0.34)    2.10     1.59
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Dividends from net investment income        0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00    (0.04)
Distributions From capital gains            0.99     0.33     0.00     0.00     0.00     0.00     0.00    (0.79)   (1.11)   (0.72)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions                         0.99     0.33     0.00     0.00     0.00     0.00     0.00    (0.79)   (1.11)   (0.76)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period            $13.56   $14.05   $13.14   $12.67   $11.45   $ 9.49   $11.58   $12.85   $13.98   $12.99
Total Return (%)                             3.6%     9.4%     3.7%    10.6%    20.7%   -18.1%    -9.9%    -2.7%    16.1%    13.1%
                                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
   Ratios/Supplemental Data
Net assets at end of period
   (in $1000's)                           $ 4422   $ 4488   $ 4787   $ 5014   $ 4086   $ 2737   $ 2843   $ 2679   $ 2430   $ 1852
Ratio of expenses to average net
   assets (%)*                              1.90%    1.84%    1.97%    1.94%    1.68%    1.89%    0.99%    0.99%    0.99%    1.00%
Ratio of net investment income to avg
   net assets (%)                          -0.59%    -.56%    -.94%    -.92%   -0.71%   -0.88%   -0.11%   -0.14%   -0.13%    0.23%
Portfolio turnover rate                    36.83%   22.95%   14.00%   35.19%   46.31%   24.08%   16.09%   19.69%    6.52%   30.21%


* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. Ratios do not reflect the funds' proportionate share of income and expenses of the underlying investee funds.

RISK/RETURN SUMMARY

Smaller Company Stock Fund (SCSF)

     A fund of funds in which the underlying investments are primarily common stocks of small, micro-cap and smaller mid-cap companies.

GOAL: Long Term Growth

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds in that invest in stocks of small-cap, micro-cap and smaller mid-sized companies. Open-end and closed-end mutual funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks of companies having market capitalization of under $3 billion.

          In terms of market composition, the majority of holdings are intended to represent primarily United States based small companies with market capitalization (size) of under $1 billion. Some holdings will include smaller mid-cap stocks having market capitalization between $1 billion and $3 billion. The Fund may also hold Micro-cap stocks having market capitalization of under $100 million. While some mutual funds owned by the SCSF may own some larger companies, they are intended to be an incidental portion of the Fund's holdings, i.e. less than 5%.

          A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors. In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

TEMPORARY INVESTMENTS

          The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in stocks as described above.

MAIN RISKS:

          It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general stock market declines. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy stocks. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

          The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2007    -3.4%
2006    14.2%
2005     5.2%
2004    12.7%
2003    41.2%
2002   -17.5%
2001     0.9%
2000     1.1%
1999    30.4%
1998     2.9%

The Fund's highest and lowest quarterly returns during this time period were:

Highest:    26.53% (quarter ending 12/31/99)
Lowest:    -19.34% (quarter ending 9/30/98)

Average Annual Total Returns
For the periods ended December 31, 2007

STAAR SMALLER COMPANY STOCK FUND (SCSF)      1 YEAR   3 YEARS   5 YEARS   10 YEARS   LIFE*
------------------------------------------   ------   -------   -------   --------   -----
TOTAL RETURN BEFORE TAXES                     -3.4%     5.1%      13.1%      8.1%     8.5%
Return After Taxes on Distributions
   (based on  maximum tax rates)              -6.2%     2.5%      11.1%      6.1%     7.0%
Return After taxes on Distributions and
   Sale of Fund Shares                        -5.2%     6.9%      12.1%      6.7%     7.3%
Russell 2000 Index(1)  (Reflects no
   deductions for taxes, fees or expenses)    -1.6%     6.8%      16.3%      7.1%     8.3%

*    Since the Fund's public inception on 5/28/97.

(1) The Russell 2000 Index is a broad index which consists of the 2000 smallest companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

          The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

SCSF Ending Value: $23,829   Russell 2000 Index: $22,950

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/07.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees                    0.90%
Distribution (12b-1) Fees (1)       0.25%
Other Expenses (2)                  0.98%
Acquired Fund Fees & Expenses (3)   1.25%
Total Annual Operating Expenses     3.38%


* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.04% in 2007. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 3.17%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR Financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provided for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  355     1,119    1,961    4,464

INVESTMENT STRATEGIES AND RELATED RISKS

     The Smaller Company Stock Fund's objective is to produce long term growth of capital by investing primarily in common stocks of U.S. based small and mid-sized companies, including other mutual funds that invest primarily in such stocks. Smaller companies are defined as those having a market capitalization
(size) of less than $3 billion. "MicroCap" stocks with market capitalization of under $100 million may also be owned.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a broadly diversified mix of investment styles and portfolios. From time to time open-end, closed-end as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Under normal conditions the Fund will invest at least 65% of its assets in these types of investments.

     In terms of investment styles, the fund will generally employ a mix of growth and value management, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stocks have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Changing economic and political conditions -- The stock market and/or individual stocks can be adversely affected by changes in the economy or politics. Recessions, downturns in a particular industry or changes in tax or regulatory laws can cause share values of the Fund to decrease.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co., LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

         SELECTED PER-SHARE DATA
           YEAR END DECEMBER 31              2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
-----------------------------------------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value beg. of period              $13.87   $14.85   $15.43   $14.53   $10.29   $12.47   $12.54   $13.86   $11.45   $11.45
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income                        (0.14)   (0.17)   (0.23)   (0.26)   (0.19)   (0.21)   (0.10)   (0.09)   (0.09)   (0.05)
Net realized and unrealized gains on
   securities                                (0.33)    2.26     1.04     2.10     4.43    (1.97)    0.21     0.28     3.61     0.38
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total income from investment operations      (0.47)    2.09     0.81     1.84     4.24    (2.18)    0.11     0.19     3.52     0.33
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Dividends from net investment income          0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from capital gains             (2.02)   (3.07)   (1.39)   (0.94)    0.00     0.00    (0.18)   (1.51)   (1.11)   (0.33)
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions                          (2.02)   (3.07)   (1.39)   (0.94)    0.00     0.00    (0.18)   (1.51)   (1.11)   (0.33)
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of period              $11.38   $13.87   $14.85   $15.43   $14.53   $10.29   $12.47   $12.54   $13.86   $11.45
Total return (%)                             -3.42%    14.2%     5.2%    12.7%    41.2%   -17.5%     0.9%     1.1%    30.8%     2.9%
                                            ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
   Ratios/Supplemental Data
Net assets at end of period (in $1000's)    $ 4041   $ 4850   $5,026   $5,551   $4,592   $ 2607   $ 3048   $ 2669   $ 2279   $ 1612
Ratio of expenses to average net
   assets (%)(*)                              1.92%    1.83%    1.96%    1.94%    1.66%    1.89%    0.99%    0.99%    0.99%    0.99%
Ratio of net investment income to avg net
   assets (%)                                -0.98%   -1.06%   -1.50%   -1.73%   -1.61%   -1.80%   -0.81%   -0.59%   -0.73%   -0.47%
Portfolio turnover rate                      40.26%   37.46%   23.04%   33.58%   45.72%   32.79%    4.31%    4.05%   33.53%    6.45%


* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. Ratios do not reflect the funds' proportionate share of income and expenses of the underlying investee funds.

RISK/RETURN SUMMARY

INTERNATIONAL FUND (INTF)

     A fund of funds investing primarily in stocks of companies in countries outside the United States, including emerging markets.

GOAL: Long term growth primarily through investments in international stocks.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund invests primarily in other mutual funds in that invest in stocks of foreign countries, including emerging markets.

     A strategic goal is to maintain a broad mix of countries and industries. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower exposure to geographical regions and/or industry sectors. Under normal conditions, at least 80% of the Fund's assets (including assets owned by underlying mutual funds) must be invested in common stocks.

     In terms of investment styles, the fund will generally employ a mix of growth and value management styles, sometimes called a "blend" style. Depending on economic and market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     Fund assets will be invested in foreign stocks or other mutual funds that hold predominantly foreign stock. Occasionally, a global fund having some U.S. investments may be included. The majority of the Fund's investments will be in the stocks of developed nations outside the United States.

     Emerging markets are considered an increasingly important component of the global economy. Therefore, the Fund's strategy includes ongoing investments in developing countries. The Fund may not invest more than 35% of the Fund's assets in emerging markets.

TEMPORARY INVESTMENTS

The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest in international stocks as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund will likely decrease if the general international stock market declines or if the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions or simply because more investors have decided to sell than buy specific securities, sectors or regions. Individual stocks or sectors can go down in value even when the general market is up. International markets present additional risks, including political and currency exchange risks. These risks can be greater in emerging markets. The death or disability of the Fund's manager, Andre Weisbrod, could cause an adverse effect on the Fund's operations.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2007    15.6%
2006    21.4%
2005    16.8%
2004    18.9%
2003    31.9%
2002   -14.3%
2001   -17.2%
2000   -16.8%
1999    38.7%
1998     3.3%

The Fund's highest and lowest quarterly returns during this time period were:

Highest:    21.33% (quarter ending 12/31/99)
Lowest:    -17.97% (quarter ending 9/30/02)

Average Annual Total Returns For the periods ended December 31, 2007

STAAR International Fund (INTF)              1 YEAR   3 YEARS   5 YEARS   10 YEARS   LIFE*
-------------------------------              ------   -------   -------   --------   -----
Total Return Before taxes                     15.6%     17.9%     20.8%      8.1%     7.0%
Return After Taxes on Distributions (based
   on maximum tax rates)                      13.4%     16.8%     20.1%      7.3%     6.2%
Return After taxes on Distributions and
   Sale of Fund Shares                        14.0%     15.8%     18.4%      6.9%     5.9%
MSCI EAFE Index(1) (Reflects no deductions
   for taxes, fees or expenses)               11.7%     16.8%     21.6%      8.7%     7.7%

1 The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

*    Since the Fund's public inception on 5/28/97.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

INTF Ending Value: $20,579   EAFE International Index: $22,145

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/07.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees                    0.90%
Distribution (12b-1) Fees (1)       0.25%
Other Expenses (2)                  0.94%
Acquired Fund Fees & Expenses (3)   1.01%
Total Annual Operating Expenses     3.10%


* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.08% in 2007. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.93%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR Financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provided for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

(4)  Foreign taxes paid are not shown here.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

YEAR 1   YEAR 3   YEAR 5   YEAR 10
------   ------   ------   -------
  326     1,026    1,799    4,094

INVESTMENT STRATEGIES AND RELATED RISKS

     The International Fund's objective is to produce long term growth of capital by investing primarily in equity securities in markets outside the United States, including emerging markets.

     The Fund invests, under normal conditions, a majority of its assets in a mix of other mutual funds. The mutual funds are chosen to provide a mix of investment styles and portfolios that represent the broad international market, including small and developing countries. From time to time open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund as long as they represent a minority of the Fund's net asset value. Large, mid-sized and small companies may be owned.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style, region or industry sector as well as the risks inherent in having too few holdings.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. The mutual fund's objectives must correlate with the general objective of the Fund and it's holdings should not significantly overlap the holdings of other mutual funds owned by the Fund. The fund and manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund changes its make-up so that it no longer correlates with the Fund's objective, it may be sold. Similarly, if a mutual fund fails to perform up to expectations, it may be sold. The manager will first consider whether portfolio changes or lower performance is likely to be temporary. If so, the position may be retained. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

SELECTED PER-SHARE DATA
YEAR END DECEMBER 31                       2007     2006     2005     2004     2003     2002     2001     2000     1999     1998
-----------------------                   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value beg. of period            $15.62   $13.54   $11.59   $ 9.74   $ 7.40   $ 8.64   $10.48   $14.08   $10.60   $10.50
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income                       0.09    (0.01)   (0.04)   (0.06)    0.02    (0.09)    0.03     0.02     0.05     0.07
Net realized and unrealized gains on
   securities                               2.36     2.90     1.99     1.91     2.33    (1.15)   (1.84)   (2.36)    4.06     0.31
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total income from investment operations     2.44     2.89     1.95     1.85     2.35    (1.24)   (1.81)   (2.34)    4.11     0.38
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Dividends from net investment income       (0.09)    0.00     0.00     0.00    (0.01)    0.00    (0.03)   (0.02    (0.05)   (0.08)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Distributions from capital gains           (1.64)   (0.81)    0.00     0.00     0.00     0.00    (0.00)   (1.24)   (0.58)   (0.20)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions                        (1.73)   (0.81)    0.00     0.00     0.01     0.00    (0.03)   (1.26)    0.63    (0.28)
                                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, end of Period            $16.33   $15.62   $13.54   $11.59   $ 9.74   $ 7.40   $ 8.64   $10.48   $14.08   $10.60
Total return (%)                            15.6%    21.4%    16.8%    18.9%    31.9%   -14.3%   -17.2%   -16.8%    38.7%     3.3%
                                          ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
   Ratios/Supplemental Data
Net assets at end of period
   (in $1000's)                           $ 5837   $ 5378   $ 4750   $ 4033   $ 3032   $ 1675   $ 1924   $ 2108   $ 2179   $ 1608
Ratio of expenses to average net assets
   (%)*                                     1.92%    1.86%    1.99%    1.96%    1.75%    1.90%    0.99%    0.99%    0.99%    0.99%
Ratio of net investment income to avg
   net assets (%)                           0.51%   -0.06%    -.34%    -.63%    0.24%   -1.07%    0.31%    0.15%    0.39%    0.65%
Portfolio turnover rate                    18.46%   15.66%   16.23%   16.99%    29.1%   24.08%   15.74%   10.81%   13.12%    2.30%


* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. Ratios do not reflect the funds' proportionate share of income and expenses of the underlying investee funds.

RISK/RETURN SUMMARY

AltCat (Alternative Categories) Fund (ACF)

     A flexibly-managed, multi-asset global fund of funds investing primarily in assets which offer opportunities for growth of capital.

GOAL: Long-term growth through broadly diversified global investments.

PRINCIPAL INVESTMENT STRATEGIES:

     The Fund's main strategy is to identify investment opportunities that will participate in long-term or short-term trends. The Fund may invest in any kind of investment security allowable under securities laws. Under normal conditions, at least 80% of the Fund's assets will be invested in other mutual funds or securities that may or may not fit the general asset allocation categories of the other Funds in the Trust (IBF, LTBF, LCSF, SCSF and INTF).

TEMPORARY INVESTMENTS

     The manager may take a temporary position when it believes the market or economy are experiencing excessive volatility or otherwise adverse conditions exist. Under such circumstances, the Fund may be unable to pursue its investment goal to the extent it does not invest as described above.

MAIN RISKS:

     It is possible to lose money by investing in this Fund. Share values of the Fund can decrease in value if the U.S. stock markets or the markets in specific countries decline. Market values can fall for numerous reasons, including changing economic and political conditions, changes in currency values or simply because more investors have decided to sell than buy certain securities or categories of securities. Individual stocks or sectors can go down in value even when the general market is up. The death or disability of the Fund's manager could cause an adverse effect on the Fund's operations. In addition, some countries are not as compliant as the U.S. regarding the Y2K computer problem, which could add some risk to this Fund.

PERFORMANCE:

BAR CHART & TABLE

     The bar chart is provided to give you some idea of how Fund results may vary. It shows changes in the annual total returns of the Fund on a calendar year basis. The Table information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Past performance is not an indication of future results.

2007    14.5%
2006    11.7%
2005    11.9%
2004    12.6%
2003    28.4%
2002   -15.8%
2001   -10.0%
2000     5.5%
1999    30.8%
1998    -5.8%

The Fund's highest and lowest quarterly returns during this time period were:

Highest: 14.94% (quarter ending 12/31/99)
Lowest: -14.98% (quarter ending 9/30/02)

Average Annual Total Returns For the periods ended December 31, 2007

STAAR ALTCAT FUND (ACF)                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS   LIFE*
-----------------------                                                ------   -------   -------   --------   -----
TOTAL RETURN BEFORE TAXES                                               14.5%    12.7%     15.6%      7.3%      6.9%
Return After Taxes on Distributions (based on maximum tax rates)        13.1%    11.4%     14.8%      6.6%      6.2%
Return After taxes on Distributions and Sale of Fund Shares             13.4%    11.4%     13.8%      6.3%      5.9%
S&P 500 Index 1 (Reflects no deductions for taxes, fees or expenses)     5.5%     8.6%     12.8%      5.9%      7.0%

*    Since the Fund's public inception on 5/28/97.

1 The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average which emphasizes the largest companies. Published returns are total returns including reinvested dividends. The index is unmanaged and has no expenses. For purposes of this prospectus, this is the primary comparison index.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

ACF Ending Value: $20,244   S&P 500 Index: $20,535

FEES AND EXPENSES: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. They are based on the annual period ending 12/31/07.

Annual Operating Expenses (Includes maximum 12b-1 fees that could have been deducted from fund assets. Actual ratio was lower. See footnotes.)

Management  Fees                    0.90%
Distribution (12b-1) Fees (1)       0.25%
Other Expenses (2)                  0.93%
Acquired Fund Fees & Expenses (3)   0.85%
Total Annual Operating Expenses     2.93%


* Expenses shown are the maximum that could have been charged. Actual 12b-1 Distribution Expenses were 0.08% in 2007. THEREFORE ACTUAL TOTAL OPERATING EXPENSES WERE 2.76%, INCLUDING THE EXPENSES OF THE UNDERLYING "ACQUIRED FUNDS."


(1) The Funds have adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees associated with the sale and distribution of shares. Due to these distribution expenses, long-term shareholders may pay more than the equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

(2) Other Expenses included trustee compensation, federal and state filing fees, custody services, auditing, accounting and other expenses as approved by the Trustees. In the interest of controlling potential expenses, the Trustees entered an agreement with STAAR Financial Advisors, Inc. in 2004 to provide specific services at a fixed percent of average daily net assets. For 2007 this agreement provided for shareholder and transfer agency services, daily accounting and bookkeeping and compliance services at a total of .38% annualized. The Trustees review this agreement annually.

(3) This is a "fund of funds". The Acquired Fund Fees & Expense is an average for the period.

(4)  Foreign taxes paid are not shown here.

EXAMPLE OF EXPENSES: This example is provided to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 for the periods shown and then sell all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that dividends and other distributions are reinvested, and that the fund's operating expenses stay the same and the maximum expense ratio is used as shown above.

Year 1   Year 3   Year 5   Year 10
------   ------   ------   -------
  308      970     1,700    3,870

INVESTMENT STRATEGIES AND RELATED RISKS

     The AltCat Fund's objective is to produce long term growth of capital through broadly diversified global investment in securities that have the potential to participate in long-term or short-term trends. The projected increase in demand for energy by developing nations is an example of a long-term trend.

     The Fund may invest in any kind of domestic or foreign security allowable under securities laws.

     Mutual funds are owned by the ACF. They are chosen to provide a variety of investment styles and portfolios. Open-end and closed-end funds as well as unit trusts may be owned. Individual stocks may also be owned by the Fund. Large, mid-sized and small companies may be owned. The Fund may also purchase bonds, real estate investment trusts (REITs), mortgage securities preferred stocks, convertible securities and precious metals. Investments are chosen to provide a mix of investment styles and portfolios that represent a broad global investment market as opposed to any one market or index.

     In terms of investment styles, the fund will generally employ a mix of growth and value managers, sometimes called a "blend" style. Depending on market conditions and trends, the Fund's manager may weight the styles toward either growth or value.

     A broad mix of industries is also a strategic goal. Depending on market conditions and trends, the Fund's manager may weight the overall portfolio mix to higher or lower market capitalization and sectors.

     The goal is to provide a wide diversification of holdings and management styles and expertise. Such diversification is designed to minimize certain kinds of risks such as those associated with too much exposure to one manager, management style or industry sector or the risks inherent in having too few holdings.

     The Fund may increase or decrease its cash and short-term holdings depending on the manger's evaluation of market conditions, or when anticipated liquidity needs are a concern. The Trust and any managers it employs may use Derivatives, which are financial instruments that derive their values from the performance of another security, assets or index. Derivatives include options and future contracts. Managers of other mutual funds owned by the Fund may utilize derivatives and certain risk management techniques, such as currency hedging and may also utilize certain leveraging practices, including utilizing margin.

     In deciding to buy, hold or sell a particular security or mutual fund, the manager considers a number of factors. The manager examines general economic and market trends and their possible effect on the fund. A fund and its manager's history is considered, as are expense ratios, current holdings and management style. If a mutual fund fails to perform up to expectations, it may be sold. Because of tax and other considerations, the changing of mutual fund positions may be done in stages over a period of weeks or months.

     The Fund is considered non-diversified. Non-diversified funds have a risk arising from too concentrated an investment mix, which may be impacted by events more than their effect on the market as a whole. However, the Fund is invested primarily in diversified funds, which in themselves provide diversification of underlying securities. It is unlikely that the Fund will be investing in non-diversified funds.

     As described in the Risk/Return Summary, there are risks associated with investing in the Fund, and it is possible to lose money. You should consider the following risks before investing:

Market Risk -- While stock markets have historically performed better than other asset classes over long time periods, they also have experienced more extreme ups and downs (volatility). Regardless of the condition of any single company, the value of its stock may go down when the general market goes down.

Investment Risk -- Regardless of the direction of the overall market, an individual company can experience financial difficulties or even bankruptcy. Problems with individual companies can adversely affect the Fund's value even in an "up" market.

Foreign Securities -- Securities of entities located outside the U.S. involve additional risks that can increase the potential for losses. These include political changes and the fact that some countries may not require the same accounting and financial practices that are standard in this country. The fluctuation of foreign currencies against the dollar also can cause the value of an investment to decrease in dollar terms even if it does not fall in terms of its country's currency. To the extent that an investment is concentrated in a particular country or region, risk can be amplified.

Emerging Markets -- While stock markets of smaller and developing countries offer excellent opportunities for growth, they also increase the potential for market volatility and investment losses due to political and economic turbulence.

Smaller Companies -- Historically, smaller companies have experienced more extreme ups and downs (volatility) than larger company stocks. Smaller companies may have less working capital, less liquidity and greater sensitivity to competition and overall economic and market conditions. While smaller companies may offer greater opportunities for growth, they also should be considered more risky.

Debt Instruments -- To the extent that the Fund invests in any debt instruments, such investments would entail the risks associated with those instruments, including changes in interest rates, default risk and credit rating changes.

Death or Disability of the Manager -- Death or disability could adversely affect the day-to-day operations of the Fund.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Carson & Co. LLC, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

SELECTED PER-SHARE DATA YEAR END
DECEMBER 31                                2007     2006     2005     2004     2003      2002     2001     2000     1999     1998
---------------------------------------   ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
Net asset value beg. of period            $14.46   $14.28   $13.25   $11.77   $ 9.17   $ 10.89   $12.29   $12.35   $ 9.67   $10.53
                                          ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
Net investment income                      (0.01)   (0.08)   (0.13)   (0.14)   (0.10)    (0.10)   (0.01)    0.01     0.06     0.13
Net realized and unrealized gains on
   securities                               2.09     1.75     1.70     1.62    (2.70)    (1.62)   (1.22)    0.69     2.93    (0.73)
                                          ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
Total income from investment operations     2.08     1.67     1.57     1.48     2.60     (1.72)   (1.23)    0.70     2.99    (0.60)
                                          ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
Dividends from net investment income        0.00     0.00     0.00     0.00     0.00      0.00     0.00    (0.01)   (0.06)   (0.13)
Distributions from capital gains           (0.96)   (1.49)   (0.54)    0.00     0.00      0.00    (0.17)   (0.75)   (0.25)   (0.13)
                                          ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
Total distributions                        (0.96)   (1.49)   (0.54)    0.00     0.00      0.00    (0.17)   (0.76)   (0.31)   (0.26)
                                          ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
Net Asset Value, end of Period            $15.58   $14.46   $14.28   $13.25   $11.77   $  9.17   $10.89   $12.29   $12.35   $ 9.67
Total return (%)                            14.5%    11.7%    11.9%    12.6%    28.4%    -15.8%   -10.0%     5.5%    30.8%    -5.8%
                                          ------   ------   ------   ------   ------   -------   ------   ------   ------   ------
   Ratios/Supplemental Data
Net assets at end of period
   (in $1000's)                           $3,821   $3,095   $3,445   $2,955   $ 2266   $  1080   $ 1094   $  958      570   $  374
Ratio of expenses to average net
   assets (%)*                              1.91%    1.89%    2.01%    2.01%    1.77%     1.88%    0.99%    0.99%    0.99%    0.99%
Ratio of net investment income to avg
   net assets (%)                          -0.08%   -0.55%   -0.94%   -1.18%   -0.97%    -0.97%   -0.08%    0.04%    0.52%    1.24%
Portfolio turnover rate                    19.88%   11.08%   35.48%   28.35%   33.19%    18.61%    0.00%    5.11%    4.15%    0.02%


* Actual expense ratios after any waived service fees and including Distribution (12b-1) Expense. Ratios do not reflect the funds' proportionate share of income and expenses of the underlying investee funds.

INFORMATION COMMON TO ALL OF THE FUNDS

MANAGEMENT

     STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237 is the Fund's investment advisor. Mr. J. Andre Weisbrod, President of SFA, is the Portfolio Manager of each Fund and has been primarily responsible for all Funds' day-to-day management since inception. Mr. Weisbrod's experience includes management of these Funds since private inception on 4/4/96. He has been President and CEO of SFA since 1993, providing financial planning and investment advisory services to individual and corporate clients. He was also a registered securities representative from 1983 through the end of 2007. His broker-dealer affiliation from 1/1/07 through 12/31/07 was with WRP Investments, Inc. Mr. Weisbrod withdrew from the registered representative business as of 12/31/2007 and no longer engages in the activities of a registered representative of a broker-dealer. Additional information is provided in the Statement of Additional Information (SAI), which may be obtained from Shareholder Services. A discussion of the factors the Funds' Independent Trustees considered in approving the Advisory contract are set forth in the Funds Annual and Semi-Annual reports to Shareholders and in the Statement of Additional Information.

     As provided in the Advisory and Mutual Fund Services Agreements, SFA also provided other services (directly or indirectly) in addition to investment management, including transfer agency, shareholder services, data entry and bookkeeping.

     The Funds paid the following fees to the Advisor in 2007* as a percentage of average net assets:

            GBF   STBF   LCSF   SCSF   INTF   ACF
            ---   ----   ----   ----   ----   ---
2007 Fees   .50%  .40%   .90%   .90%   .90%   .90%


* As of January 7, 2008 the fees for the GBF and STBF have been reduced to .35% each.

     Management's discussion of Fund Performance may be found in the Annual and Semiannual Reports to Shareholders as well as the Statement of Additional Information (SAI). These may be obtained from Shareholder Services.

Fund History

     The six Trust Funds were instituted as a private Pennsylvania business trust on 2/28/96. Investment operations began on April 4, 1996. The Trust's public operations began effective May 28, 1997. Investment operations, including the Funds' investment management, existed in the same way before and after May 28, 1997. Information regarding operations prior to May 28, 1997 can be obtained from Shareholder Services.

Fund of Funds

     The Fund of Funds approach provides broader diversification of holdings as well as managers. However, owning other mutual funds within some of its Funds generally results in greater expenses for those Funds than if they held individual securities only. (See footnote 4 under Fees and Expenses in the RISK/RETURN SUMMARY of the LCSF, SCSF, INTF and ACT.) Normally, this does not apply to the bond funds (GBF and STBF); while they are not prohibited from doing so, they generally do not hold other mutual funds.

     Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

SHAREHOLDER INFORMATION

HOW FUND SHARES ARE PRICED

     The Net Asset Value (NAV) of a share of each Fund is calculated based on the closing price of securities on each day that the New York Stock Exchange is open (normally 4:00 P.M. eastern time). The NAV is determined by dividing the total of each Fund's net assets by the total number of outstanding shares of each Fund. The Funds' Net Asset Values will not be computed for any days on which the market is closed, including national holidays (generally New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

     The value of mutual funds held by any of the Funds will be that value provided by such funds according to the methods used by those funds. Because of possible delays obtaining final pricing information regarding other mutual funds, the calculation of the NAV of each of the Trust's Funds will generally be completed the morning of the next business day. Therefore, should any of the Funds be listed in newspapers, it is likely that the prices reported in the newspapers will lag the Funds' actual prices by one day.

     The Trust can take no responsibility for errors by other mutual funds in reporting their net asset values or by third party sources used for pricing.

     Fair Value Pricing: The board of Trustees has developed procedures that utilize fair value pricing when any assets for which reliable market quotations are not readily available or may be stale. As a practical matter, the issue rarely if ever arises for the Fund because of the nature of the Fund's investments.

BUYING SHARES

By Mail

     You may open an account using the written application form. Legible photocopies of the application form are acceptable if you desire to open more than one account. Special applications are needed for certain retirement accounts such as Traditional IRAs and Roth IRAs. These forms may be obtained through Shareholder Services.

     Mail the application with your check made payable to "STAAR Investment Trust" to the Shareholder Services address listed on the inside back cover of this prospectus. Do not forget to indicate on the Application the amounts or percentage of your check to be put in each Fund. Third party checks are not accepted except under special circumstances where approval is given by Shareholder Services and/or the Transfer Agent.

Through Your Registered Investment Representative

     Your representative can help you with forms and the processing of your check.

By Wire

     Call Shareholder Services for availability and instructions.

By Payroll Deduction

     You may be able to purchase shares through an Employer-Sponsored Plan.

NOTE: You are responsible for any losses or fees incurred by the trust or its Advisor or Transfer Agent or Custodian if an order is canceled because a check does not clear, and such costs may be deducted from your account.

MINIMUM INITIAL INVESTMENT

Regular Accounts (by mail or in person): $1,000 to the entire Trust, which may be split among the Funds subject to a $100 minimum per Fund. The $1,000 minimum may be satisfied by multiple accounts held by the same investor or members of his or her immediate family who reside with him or her.

IRA Accounts: $1,000 to the entire Trust, which may be split among the Funds subject to a $100 minimum per Fund.

The Trust reserves the right to waive or reduce the minimum initial and additional investments for certain investors, including employer-sponsored retirement plans.

ADDING TO YOUR INVESTMENTS

By Mail

     You may add to your investment at any time by mailing a check payable to "STAAR Investment Trust" to Shareholder Services. You may use the convenient tear-off form on your statements or provide written instructions including the account number. Be sure to specify the amounts that should credited to each Fund. If no instructions are received, allocation of your check will be made according to the most recent allocation instructions received.

     Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

By Automatic Investment Plan

     You may establish an Automatic Investment Plan by filling out the appropriate form, which you may obtain from Shareholder Services. An Automatic Investment Plan authorizes direct monthly deposits from your bank account.

     Minimum Amounts: Additional investments to regular accounts must be no less than $50 per Fund. If the total amount of the check is insufficient to meet the per Fund minimum, the deposit will be made in order of the largest Fund allocation according to the most recent allocation instructions received.

EXCHANGING SHARES

     You may exchange shares of one Fund for another either by phone or by signed instructions mailed or faxed to Shareholder Services.

SELLING SHARES

     You can sell your shares on any day the Trust is open for business. Generally, you can sell up to $40,000 total from any Fund or combination of Funds over the phone or by a signed letter delivered to Shareholder Services. Be sure to include the signatures of all registered owners as on the original application or any subsequent change of authorized signatures. However, to protect you and the Trust, we may require written instructions with a signature guarantee for each owner if:

     -    You are selling more than $40,000 worth of shares.

     - You want to have proceeds paid to someone who is not a registered owner.

     - You want to have the proceeds sent to an address other than the address of record or a pre-authorized account.

     - You have changed the address on your account by phone within the last 15 days.

     You may also redeem your shares through a broker-dealer if your shares are held through a broker-dealer account. In this case you must call your broker-dealer who will then execute your trade instructions. A broker-dealer may impose a separate fee for such transactions.

     Your redemption will be calculated at the share price equal to the Net Asset Value at the end of the day your request is received if it is received by Shareholder Services before 4:00 P.M. (Eastern Time), or before the market close, if earlier. If the request is received after such time or on a day the Trust is not open for business, it will be processed as of the close of the next business day. The trust reserves the right to impose earlier order deadlines and restrict the size of trading amounts for certain institutional, broker/dealer trading "platforms" and "market timers" where such activities, in the judgment of the Manager(s), might adversely affect the orderly operations of the Funds or otherwise adversely affect share values of the majority of shareholders.

     Your redemption check will generally be mailed to you via first-class mail within seven days after we receive your request in proper form. We will use Priority Mail or Overnight Mail if requested, but your account will be charged for this service.

     If you want to sell shares recently purchased by check or bank draft, your distribution may be held until your check or draft has cleared, which could take up to fifteen days from the purchase date.

     REDEMPTION FEES AND RESTRICTIONS: The Funds currently do not charge a fee for normal redemptions. However any costs due to special handling requests other than normal mail will be deducted from the account or from the distribution if the account is being closed. Furthermore, where the Funds experience frequent trading by any account or groups of accounts that could potentially harm performance, the Funds may impose restrictions on trading and/or assess a redemption fee on such accounts of up to 1% of the dollar amounts redeemed. Where an account or group of accounts under one person's or entity's control request redemptions of shares exceeding $200,000 from any single Fund, the Fund may require that such redemptions be spread out over as many as three business days.

     INVESTOR SERVICES

DISTRIBUTION OPTIONS

     You may choose one of the following options when you open your account. You may change your option at any time by notifying us in writing.

     - Dividends and capital gains distributions are reinvested in additional shares. (This option will be assigned if no other option is selected.)

     - Dividends and short-term gains in cash and long-term capital gains reinvested in additional shares.

     -    Dividends and capital gain distributions in cash.

Automatic Exchanges

     You may request automatic monthly exchanges from one Fund to another. The minimum is $100 per Fund.

Systematic Withdrawal Plan

     You may request automatic monthly withdrawals from a Fund. The minimum withdrawal amount is $100 per month per Fund.

TAX CONSEQUENCES

     For federal income tax purposes, distributions of investment income (including dividends that are not qualified dividends and short-term gains) are taxable as ordinary income. Qualified dividends and long-term capital gain distributions are eligible for reduced income tax rates. Investments in foreign securities may be subject to foreign withholding taxes. Distributions are taxable even if reinvested unless the account is a qualified retirement plan. You should consult your tax advisor regarding the effect of any investment on your taxes.

     An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Statements and Reports

     You will receive activity confirmations and statements that show your account transactions. You will also receive the Trust's Annual and Semi-annual Reports. Duplicate statements to an advisor may be requested.

Portfolio Holdings Information

     A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report filed on Form N-Q. The Annual and Semi-Annual Reports are available by contacting STAAR Investment Trust, Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 or by writing STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

     Information regarding any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

     Each Fund's schedule of portfolio holdings are filed for the first and third quarters each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Or the information on Form N-Q may be obtained from Shareholder Services by calling 1-888-717-8227 (1-888-71STAAR)or writing STAAR Investment Trust, Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147.

                                    POLICIES:

Fees for Special Services

     The Trust may charge a reasonable fee to your account for certain special services, such as wire redemption, special mailing requests and producing historical records.

DISTRIBUTION ARRANGEMENTS

     The Trust Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Time Limits For Crediting Purchases, Exchanges And Redemptions

     Orders received in proper order before the close of the New York Stock Exchange (generally 4:00 PM, Eastern Time) will be credited at the closing share price on that day. Otherwise, the transaction will be processed at the closing share price on the next trading day.

Accounts With Low Balances

     The Trust reserves the right to close accounts with balances low enough to cause extra expense, which would be detrimental to other shareholders. Generally, this applies to any Fund account with a balance less than $500 in any one Fund. If the Trust elects to exercise this right, and if your account falls into this category, a letter will be mailed to you giving you the option of adding to your account, exchanging shares of the Fund for shares in another Fund to meet the minimum, or closing it within 30 days.

Changes in Investment Minimums

     At any time, the Trust may change its investment minimums or waive minimums for certain types of purchases.

Joint Accounts

     Where two individuals are registered as owners, the Trust will designate the ownership as "joint tenants with rights of survivorship" unless specified otherwise. All registered owners must agree in writing to any ownership changes.

Right to Reject Orders

     The Trust reserves the right to reject purchase, exchange or redemption orders which it considers not properly requested or where there is some doubt as to whether the proper owner has made the request or where the order involves actual or potential harm to the Trust. Potential harm could be caused by excessive orders during periods of market volatility or by large redemption or exchange orders that adversely affect the Fund's ability to manage its assets. The Trust may also impose limitations on the size and frequency of exchanges to protect Shareholders from potential adverse effects of market timing.

Tools to Combat Frequent Transactions

     The board of Trustees has adopted policies and procedures to guard against frequent trading abuses by shareholders. Tools to combat frequent trading include the following:

     The Funds discourage excessive, short-term trading and other abusive trading practices that may harm the Fund's performance. The Funds are intended for long-term investors. Short-term traders who engage in frequent purchases and redemptions can disrupt a fund's investment program and create additional transaction costs that are borne by all fund shareholders.

     The Funds use a variety of techniques to monitor and detect abusive trading practices, and may change these techniques from time to time as determined by the Funds in their sole discretion. The Funds reserve the right to reject any purchase order from any person the Fund believes has a history of abusive trading, or whose trading may be disruptive to the Fund. In making this judgment, the Funds may consider trading done in multiple accounts that are under common control. Although the Funds try to identify and restrict frequent trading, in instances in which the Fund receives orders through financial intermediaries it is very difficult to know or detect frequent trading. Accordingly, the Fund also monitors the procedures and policies in place at such intermediaries in order to protect Fund shareholders from abusive short-term trading.

     Information regarding the policies of any underlying funds that the Funds might hold can be found in those funds' prospectuses and reports as filed with the Securities and Exchange Commission.

     The board of trustees has adopted policies and procedures on the following, which may be obtained from the Advisor at no charge or on the Funds' Internet site at www.staarfunds.com: Proxy Voting Policy and Fair Value Pricing Policy. In addition the board periodically monitors Fund activities to protect shareholders from abusive trading, conflicts of interest and other activities or issues that could adversely affect shareholders.

     The board of trustees annually reviews the Investment Portfolio Manager's agreement and the managers ownership of securities owned in the Fund(s)' portfolios. Additional information and/or discussion on this may be found in the Annual and Semi-annual reports of the Funds. The board also reviews the compensation and other accounts managed by the Portfolio manager(s). Additional information may be found in the Statement of Additional Information.

BROKERAGE ALLOCATION

     The Trustees and/or Manager may select brokers who execute purchases and sales of each Fund's securities and provide other brokerage and research services. The Funds are authorized to pay commissions to such brokers in excess of that which might be obtained with other brokers in recognition of services provided. Where a Fund owns other mutual funds, and such funds pay 12b-1 fees, these fees may be paid to brokers as part of their compensation. In 2007 79% of such commissions were received by WRP Investments, Inc. and 21% to Sterne Agee & Leach. The Trustees may authorize use of a broker-dealer that may have a relationship with officers or employees of the Advisor, whereby commissions and 12b-1 compensation can be paid to such officers or employees. Such an arrangement existed during the past fiscal year with Andre Weisbrod.

PAGE 22 (Outside Back Cover)


Where to Learn More

Mailing Address: STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237.

Shareholder Services: Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 * 1-888-717-8227 (1-888-71STAAR)

E-mail Address: staarbase@staarfunds.com

Web Site: www.staarfunds.com

Statement of Additional Information (SAI)

     You may request the SAI, which contains more detailed information on all aspects of the Trust. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

     Additional information about the Funds' investments is available in the Trust's annual and semi-annual Reports to shareholders. In the Trust's annual or semi-annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performances during their last fiscal year or semi-annual period.

     The SAI, reports and other information about the Funds can be obtained at no charge from Shareholder Services. Call 1-800-332-9076, PIN 3370, or write to the address above. The information requested will be mailed to you within 3 business days from the time the request is received by Shareholder Services.

     The SAI, reports and other information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. They may also be obtained or by calling the Commission's Public Reference Room (1-800-SEC-0330) or on the Commission's Internet Web Site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company act File Number 811-09152

Security & Exchange Commission Public Reference Room: 800-SEC-0330

Item 10 - COVER PAGE AND TABLE OF CONTENTS

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                           THE STAAR INVESTMENT TRUST

General Bond Fund (GBF)
Short Term Bond Fund (STBF)
Larger Company Stock Fund (LCSF)
Smaller Company Stock Fund (SCSF
International Fund (INTF)
AltCat Fund (ACF)

                             604 McKnight Park Drive
                              Pittsburgh, PA 15237
                                 (412) 367-9076

     This Statement of Information is not a prospectus. It relates to the Prospectus of the Staar Investment Trust (the "Trust") dated May 1, 2007, as supplemented from time to time.

     This Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus can be obtained by writing to the Trust at the above address or by telephoning the Trust at 1-800-33ASSET, P.I.N. 3370.

The prospectus and annual/semi-annual reports may be incorporated into this SAI by reference.

                                Date: May 1, 2008

THE STAAR INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                 PART B:
General Information And History                                                1
Description of the Funds and Their Investments and Risks                       1
Management of the Funds                                                        3
Control Persons and Principal Holders of Securities                            4
Investment Advisory and Other Services                                         4
Brokerage Allocation and Other Practices                                       4
Purchase, Redemption and Pricing of Securities Being Offered                   5
Tax Status                                                                     5
Calculation of Performance Data                                                6
Other Information                                                              7
Financial Statements                                                           8

                                  PART C
Other Information                                                             22

Item 11 - HISTORY

     The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.

Item 12 - DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

     As described in the prospectus, the Trust consists of six series Funds, each of which has its own objectives, policies and strategies designed to meet different investor goals. The information below is provided as additional information to that already provided in the prospectus.

     The Funds are:

General Bond Fund (GBF)
Short Term Bond Fund (STBF)
Larger Company Stock Fund (LCSF)
Smaller Company Stock Fund (SCSF
International Fund (INTF)
AltCat Fund (ACF)

          Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies provide, in addition to those listed in the prospectus, as follows:

          (1) No Fund of the Trust issues different classes of securities or securities having preferences of seniority over other classes.

          (2) The Trust will not engage in Short Sales (borrowing stock from someone else and selling it in anticipation of the price going down, at which time it is repurchased and returned to the lender). However it is possible that managers of other open or closed end funds owned by a Trust Fund may employ short sales.

          (3) The Trust will not purchase securities with borrowed money (or margin). The Trustees can make limited purchases of shares of other mutual funds that utilize margin purchases provided that the total exposure to margin in any of the Trust's Funds does not exceed 5% of net asset values. In general, the policy of the registrant is to avoid debt. It will not borrow money, except where it would become necessary to allow the Trust to maintain or improve its day-to-day operations in the interest of Fund shareholders. For that purpose, the Trust may obtain a line of credit or obtain specific financing from a bank, other financial institution or individual(s).

          (4) The Trust will not act as an underwriter of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a statutory underwriter for the purposes of the Securities Act of 1933.

          (5) Except for investments in the mutual fund or Investment Company industry, the Funds will not make investments that will result in a concentration (as that term is defined in the 1940 act or any rule or order under that Act) of its investment securities of issuers primarily in the same industry; provided that this restriction does not limit the investment of the fund assets in obligations issued or guaranteed by the U.S. Government, its agencies or in tax-exempt securities or certificates of deposit.

          (6) The purchase of real estate is permitted in the AltCat (ACF) Fund. The majority of any real estate holdings, if any, will be in Real Estate Investment Trust (REITs) and / or real estate-oriented mutual funds, thereby preserving a high degree of liquidity that is not possible with other forms of real estate ownership. However, if a special situation arises which the Trustee considers to be advantageous to the Fund, a real estate asset with limited liquidity may be owned as long as it does not exceed five percent (5%) of the total value of the Fund at the time of purchase. If other assets decline in value so as to force such an asset to exceed five percent (5%), the Trustees will attempt to sell the asset if a favorable price can be obtained. However, if it is not in the best interest of the shareholders the Trustee may delay such sale until a more favorable time.

          The purchase of real estate mortgage loans is permitted in the Bond Funds (GBF and STBF) and the AltCat Fund (AFC). Such mortgages will generally be in government agency backed loans such as GNMA ("Ginnie Mae") loans. However, a minority of mortgage securities owned by a Fund may be in non-government agency backed loans.

          (7) Commodities and Precious Metals or securities and contracts deriving their value from Commodities and Precious Metals may be purchased only in the AltCat Fund and not in the other Funds.

          (8) Trust Funds may not loan cash or portfolio securities to any person. However, this does not prevent managers of other mutual funds owned by a fund from making such loans within their portfolios.

          (9) The Trust and any managers it employs may use Derivatives, which are financial instruments which derive their values from the performance of another security, assets or index. Derivatives include options and future contracts.

          The writing of Put and Call options are permitted by the Trust and any managers it may employ. However, the use of such options is to represent a minority of any managers activity, and will be employed in a conservative manner to protect a profit or offset losses in the event of projected significant price reductions. The Trustees or a manager employed by them may purchase a Put, which provides the right to sell a security to another party at a predetermined price within a period of time. Similarly a Call option may be purchased which provides the right to purchase a security at a predetermined price within a period of time. A Call option may also be sold to another party. Such options will be "covered", meaning the Fund owns an amount of the underlying security equal to or greater than the amount of the security represented in the option. Put options will not be sold because, in the Advisor's opinion, they expose a Fund to additional risk, which The Trustees wish to avoid. Similarly, options based upon indexes or other assets, such as commodities, may be purchased to protect a portfolio, but not sold where a Fund would be required to pay cash to another party based upon a future price change. Any mutual funds owned by a Fund will be screened to determine if such mutual funds' policies on options, futures, margin or other strategies differ greatly from that of the Trust; however, the Trustees will not be able to control the use of such strategies by mutual funds. Therefore, at any given time a Fund's risk could be increased to the extent managers of other mutual funds employ these kinds of strategies in a manner inconsistent with the Trust's policies.

          (10) The Funds may take temporary investment positions when the manager(s) believes the market or economy is experiencing excessive volatility or when such volatility is considered a significant risk. These investments may include, but are not limited to, cash and cash equivalents, money market instruments or funds and U.S. Treasury obligations. Under such circumstances the Fund(s) may be unable to pursue their investment goals.

          (11) There are no restrictions regarding portfolio turnover. While the trust recognizes that a higher portfolio turnover will, in most cases, increase expenses, there are times when a high turnover may be justified, either to protect a portfolio against certain kinds of risks or to take advantage of opportunities presented by market conditions. In general, the Trust's objective is to keep expenses, and, therefore, turnover, as low as possible. This objective will be considered when screening other mutual funds for possible inclusion in a Fund's portfolio.

          The Trust has certain non-fundamental policies which may be changed by the Trustees. Among these are the following:

          1) No Fund may invest in securities for the purpose of exercising control over or management of an issuer; or

          2) purchase securities of a closed-end or other investment company where the shares are not registered in the United States pursuant to applicable securities laws.

          3) The Fund portfolios shall each not invest more than 10% of the value of its respective total assets in illiquid securities or other illiquid assets.

Item 13 - MANAGEMENT OF THE FUNDS

     Trustees

     The board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.

                                                                       PRINCIPAL
                             TERM OF OFFICE                          OCCUPATION(S)
                             AND LENGTH OF      POSITION HELD         DURING PAST
NAME & ADDRESS                TIME SERVED      WITH REGISTRANT          5 YEARS
--------------             -----------------   ---------------   ---------------------
J. Andre Weisbrod,         Indeterminate/ 12   Trustee,          President, STAAR
2669 Hunters Point Dr.     Years               Chairman,         Financial Advisors,
Wexford, PA 15090, Age                         Interested        inc., (Investment
57                                             Director          Adviser to the Trust)

Jeffrey A. Dewhirst,       Indeterminate/ 12   Trustee,          Investment Banker,
509 Glen Mitchel Rd,       Years               Secretary,        Principal, Dewhirst
Sewickley, PA 15143,                           Independent       Capital Corporation
Age 57                                         Director

Thomas J. Smith,           Indeterminate/ 6    Trustee,          Advertising/marketing
736 Beaver St.,            Years               Independent       Consultant
Sewickley, PA 15141,                           Director
Age 68

Richard Levkoy,            Indeterminate/ 6    Trustee,          Accountant
1122 Church St.,           Years               Independent
Ambridge, PA 15003,                            Director,
Age 54                                         Chairman of
                                               Audit Committee


Compensation

     Each Trustee was compensated as follows in 2007.
          $ 500 Quarterly for Board Meetings and other service connected with the Board.
          $ 100 Quarterly for serving as Chairman or on a committee. Reimbursement for reasonable expenses incurred in fulfilling Trustee duties.

Indemnification

          The Declaration of Trust and the By-Laws of the Trust provide for indemnification by the Trust of its Trustees and Officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless it is finally adjudicated that they engaged in willful misconduct, gross negligence or reckless disregard of the duties involved in their offices, or did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust and the Funds.

     Members of the board and officers of the Trust owned Fund Shares as follows:


Mr. J. Andre Weisbrod:


Fund   % Owned
----   -------
GBF    0.06%
STBF   0.30%
LCSF   0.23%
SCSF   0.21%
INTF   0.19%
ACF    0.39%

Mr. Jeffrey A. Dewhirst :

Fund   % Owned
----   -------
GBF    0.00%
STBF   0.14%
LCSF   0.01%
SCSF   0.01%
INTF   0.02%
ACF    0.03%

Mr. Weisbrod is the only non-independent director.

Committees

          Due to the small size of the board, there is only one committee, the Audit Committee. Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board.

          The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds. The committee also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds. The committee met three times in 2007 to engage in these oversight activities.

Item 14 - CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES There are no Control Persons or Principal Holders to report.

Item 15 - INVESTMENT ADVISORY AND OTHER SERVICES

          The Advisor to the Trust is STAAR Financial Advisors, Inc. (SFA), 604 McKnight Park Dr., Pittsburgh, PA 15237. The President and principal owner of SFA is J. Andre Weisbrod. He is also on the Board of Trustees of the STAAR Investment Trust.

          Fees to be paid to the Adviser by terms of the Advisory Agreement are as follows:

       Monthly Rate*   Annualized*   2005 Amount Paid   2006 Amount Paid**   2007 Amount Paid
       -------------   -----------   ----------------   ------------------   ----------------
GBF        .0416%          .50%            6,152              13,734              16,114
STBF       .0333%          .40%              388               3,053               5,526
LCSF       .0750%          .90%           42,080              41,752              40,607
SCSF       .0750%          .90%           45,333              45,087              41,904
INTF       .0750%          .90%           37,701              42,595              49,932
ACF        .0750%          .90%           27,730              29,888              30,747

          *These are maximum fees and are accrued daily and paid at the closing of the last business day of the month. Beginning January 7, 2008 the maximum fees for the GBF and STBF were lowered to .35% each. **The Advisor voluntarily waived fees in 2006 of $.01 per share for the GBF and $.01 per share for the STBF and in 2005, $0.02 and $0.03 respectively.

          Fees paid to the Adviser by terms of the Mutual Fund Services Agreement are as follows:

       Monthly Rate*   Annualized*   2005 Amount Paid   2006 Amount Paid**   2007 Amount Paid**
       -------------   -----------   ----------------   ------------------   ------------------
GBF        .0316%          .38%            6,262              11,947               12,250
STBF       .0316%          .38%            3,082               4,578                5,251
LCSF       .0316%          .38%           14,036              17,629               17,150
SCSF       .0316%          .38%           15,561              19,037               17,714
INTF       .0316%          .38%           12,576              17,984               21,093
ACF        .0316%          .38%            9,250              12,619               12,994


          Mr. J. Andre Weisbrod serves as portfolio manager for each of the six series Funds. Mr. Weisbrod also manages discretionary accounts for private clients and advises other clients on a non-discretionary basis. Total assets under discretionary management arrangements at the end of 2007 were $9.22 million among twelve individual clients. Non-discretionary account assets advised were over $25 million. These activities may require decisions and/or advice to change allocations of an individual's account among any STAAR Funds holdings such account may have. Mr. Weisbrod owned between $50,474 and $51,733 of STAAR Funds shares during 2007.

     Under the Mutual Fund Services Agreement and fees listed above, SFA also provides, directly or indirectly, and pays for other services. These include transfer agency, shareholder services, custody services, fund accounting, compliance, printing, advertising and general overhead.

     Item 15 E: Other Investment Advice. Beginning in 2002, the Advisor engaged Rick Katterson, CEO of MetaTrends, LLC, to regularly provide information and recommendations pertinent to the Trust's investment strategies. Mr. Katterson provides technical analysis, macroeconomic insights and consultation regarding specific investment vehicles. He does not have trading authority except as emergency back-up to Mr. Weisbrod.

TRANSFER AND DIVIDEND-PAYING AGENT

     Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147

CUSTODIAN

     Huntington National Bank,7 Easton Oval, Columbus, OH 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Carson & Co., LLC, 201 Village Commons, Sewickley, PA 15143

Item 16 - BROKERAGE ALLOCATION AND OTHER PRACTICES

          Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use.

          It is anticipated that the Trust will use Mr. J. Andre Weisbrod, President of the Advisor, as a broker for a portion of the Trust's transactions. It is anticipated that, over time, the fees paid by the Trust to the Advisor could be less due to Mr. Weisbrod's ability to receive income from a portion of the Trust's transactions, including 12b-1 fees paid by some mutual funds owned by Trust Funds. Mr. Weisbrod is currently affiliated as a registered representative with WRP Investments, Inc, 4407 Belmont Ave, Youngstown, OH 44505. Prior to 1/1/07 he was affiliated with Olde Economie Financial Consultants, Ltd. 511 State St., Baden, PA 15005. Prior to 7/1/98 he was affiliated with Hornor Townsend & Kent, 600 Dresher Rd., STE C2C, Horsham, PA 19044.

          The criteria for selection of broker-dealers will include convenience, reasonableness of commissions, availability and selection of securities (i.e mutual fund selling agreements, bond inventories and access to exchanges), and value-added services provided (i.e. research and reports). At least once every two years, commission structures will be compared with at least two representative firms, including a full-service brokerage and a discount brokerage not currently used by the Trust. If the Trustees determine that any broker(s) currently used are not reasonable with regard to price and service, a change of such brokers will be made unless more favorable arrangements can be obtained.

Brokerage Commissions Paid

                                                                          % of
                                                                          Comm
                                                                         Pd in
Fund        Broker-Dealer         2003    2004    2005    2006    2007    2007
----   -----------------------   -----   -----   -----   -----   -----   -----
GBF    WRP Investments, Inc.         0       0       0       0       0     0%
STBF   WRP Investments               0       0       0       0       0     0%
LCSF   WRP Investments               0       0       0       0   1,692    18%
SCSF   WRP Investments               0       0       0       0   1,541    17%
INTF   WRP Investments               0       0       0       0   1,683    18%
ACF    WRP Investments               0       0       0       0   2,328    25%
GBF    Sterne Agee & Leeach          0       0       0       0   1,282    14%
STBF   Sterne Agee & Leeach          0       0       0       0     643     7%

GBF    Olde Economie Financial
       Consultants, Ltd          3,732   1,016     289   2,000       0     0%
STBF   Olde Economie Financial
       Consultants, Ltd            685     610     273     350       0     0%
LCSF   Olde Economie Financial
       Consultants, Ltd          2,026   9,143   8,757   6,090       0     0%
SCSF   Olde Economie Financial
       Consultants, Ltd          1,808   9,682   9,488   7,372       0     0%
INTF   Olde Economie Financial
       Consultants, Ltd          1,646   7,843   7,581   9,747       0     0%
ACF    Olde Economie Financial
       Consultants, Ltd          1,544   5,600   5,267   9,340       0     0%

NOTE: Commissions and payments to broker-dealers are estimated. Certain bonds may have been purchased where amounts are not available on confirmation statements or they are built into the initial offerings. 12b-1 "trailer" fees to broker-dealers are estimates only because they are reported by funds in groups not broken down by client. 12b-1 fees paid by underlying mutual funds owned by the Trust generally do not result in an increase in cost to the STAAR Funds' shareholders. Since the Advisor makes every effort to purchase all underlying mutual funds at net asset value, the STAAR Investment Trust Funds would have paid the same price for such mutual funds whether 12b-1 commissions were paid to a broker dealer or not.

     12b-1 Plan

     Effective September 3, 1998 the Trust has adopted a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board of trustees and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

     Among the activities to which 12b-1 expenses may be allocated are advertising, printing and mailing prospectuses to non-shareholders and compensation to broker-dealers for sales of shares and services to the Trust and shareholders. 12b-1 expenses may not exceed .25% of a Fund's average net assets annually. Any 12b-1 fees paid by the Trust, as a percentage of net assets, for the previous year are listed In the prospectus under "Trust Expenses". Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Security Dealers, Inc.

     In 2007 100% of 12b-1 fees were used to compensate broker-dealers for distribution and service of Fund Shares. Total amounts were paid as follows:

             Purpose or Payee                GBF   STBF   LCSF   SCSF   INTF    ACF
-----------------------------------------   ----   ----   ----   ----   ----   ----
WRP Investments, Inc.                       2310    250    881    974   3406   1425
Olde Economie Financial Consultants, Ltd.    258     48    126    111    314    176
Dautrich Seiler Fin. Srvcs.                    0     52    147    369    260    145
Trustmont Financial Company                   97    112    315    185    367    319
Advertising                                    0      0      0      0      0      0

Item 17 - CAPITAL STOCK AND OTHER SECURITIES

     There is only one class of shares issued by the trust. Each share has equal rights regarding voting, distributions and redemptions. Rights cannot be modified other than by a majority vote of shares outstanding.

Item 18 - PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

     Detailed information on Purchase and Redemption of Shares as well as Pricing is included in the Prospectus. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

Item 19 - TAX STATUS

     The series Funds within the Trust intend to qualify as management investment companies for purposes of Subchapter M of the Internal Revenue Code and expect to be treated as a regulated investment company for income tax purposes.

Item 20 - UNDERWRITERS

     There are no underwriters of the Funds.

Item 21 - CALCULATION OF PERFORMANCE DATA

     Each Fund's performance will be calculated on a Total Return basis, which is the sum of any income paid and any realized or unrealized gain or loss of principal. From time to time, the Funds may publish their average total returns for periods of time. The formula for calculating such returns is as follows:

                                P(1 + T)n = ERV

where:

     P = a hypothetical initial payment of $10,000

     T = average annual total return

     n = number of years

     ERV = ending redeemable value of a hypothetical $10,000 payment made at the beginning at the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portions thereof) Other time periods may be used from time to time.

     Dividends and capital gains are assumed to be reinvested.

                    Total Return Performance Since May 28, 1998 Public Inception

                               GBF       STBF      LCSF      SCSF      INTF      ACF
                             -------   -------   -------   -------   -------   -------
Payment                      $10,000   $10,000   $10,000   $10,000   $10,000   $10,000
Av. Annualized Tot Ret          4.66%     5.04%     4.97%     8.49%     7.01%     6.87%
Years: 5/28/97 to 12/31/07     10.59     10.59     10.59     10.59     10.59     10.59
Ending Value                 $16,210   $16,832   $16,718   $23,707   $20,507   $20,217

     Where Yield is calculated, the following formula is used:

                       YIELD = 2*[(((a-b)/cd) + 1)##6 - 1]

where:

     a = dividends and interest earned during the period.

     b = expenses accrued for the period (net of reimbursements).

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d = the maximum offering price per share on the last day of the period.

     Yield Calculation 30 Days Ended 12/31/2007

                                  GBF       STBF      LCSF      SCSF      INTF      ACF
                                -------   -------   -------   -------   -------   -------
Divs & Int Earned                11,303     4,873    26,440    25,430    93,149    39,060
Expenses  Accrued                 2,800     1,120     5,685     5,200     7,702     4,761
Avg. Shrs. Outstanding          291,793   139,435   305,521   305,248   322,962   229,175
Max Offer price end of Period     10.14      9.38     13.56     11.38     16.33     15.58
   SEC 30 Day Yield                3.47%     3.47%     6.09%     7.09%    20.24%    11.81%

NOTE: Since the LCSF, SCSF, INTF and ACF tend to receive most of their income in December, the 30 day yields may overstate the annualized yields.

     OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information contained in the Trust's registration Statement. The Registration Statement and its exhibits may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other document referred to are not necessarily complete and reference is made to the copy of the agreement or document filed as an exhibit to the Registration Statement for their complete and unqualified contents.

Item 22 - FINANCIAL STATEMENTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees
Staar Investment Trust

We have audited the statement of assets and liabilities, including the schedules of investments, of Staar Investment Trust (comprising, respectively, the General Bond Fund, Short Term Bond Fund, Larger Company Stock Fund, Smaller Company Stock Fund, International Fund and Alternative Categories Fund) as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for the periods indicated. These financial statements and selected per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Staar Investment Trust, as of December 31, 2007, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their selected per share data and ratios for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


/s/ Carson & Co, LLC

Carson & Co, LLC
Sewickley, Pennsylvania
February 20, 2008

                             STAAR INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES 12/31/2007

                                                     GBF          STBF          LCSF          SCSF          INTF           ACF
                                                  ---------   -----------   -----------   -----------   -----------   ------------
ASSETS
Investments in Securities at
   Value Identified                                2,977,011     1,351,145     4,423,824     4,043,183     5,837,415     3,821,562
Investments in Securities at Cost:
       GBF                           2,946,076
      STBF                           1,346,187
      LCSF                           3,557,923
      SCSF                           3,945,476
      INTF                           3,869,279
       ACF                           2,792,239
Accounts Receivable - Other                                0             0             0             0             0             0
Interest Receivable                                   22,847         9,587           536           483         2,236         2,090
                                                 -----------   -----------   -----------   -----------   -----------   -----------
   TOTAL ASSETS                                    2,999,858     1,360,732     4,424,360     4,043,666     5,839,651     3,823,652
                                                 -----------   -----------   -----------   -----------   -----------   -----------
   LIABILITIES
Federal Tax Withholding                                  788         1,425           187           183           119            37
Accounts Payable for Securities                            0             0             0             0             0             0
Accounts Payable - Other                               1,069           361         1,858         1,683         2,032         1,880
                                                 -----------   -----------   -----------   -----------   -----------   -----------
   TOTAL LIABILITIES                                   1,857         1,786         2,045         1,866         2,151         1,917
                                                 -----------   -----------   -----------   -----------   -----------   -----------
      NET ASSETS                                   2,998,001     1,358,946     4,422,315     4,041,800     5,837,500     3,821,735
                                                 ===========   ===========   ===========   ===========   ===========   ===========
   COMPOSITION OF NET ASSETS:
Capital Paid in on Shares of
   Capital Stock                                   2,953,136     1,353,983     3,731,031     4,200,841     3,927,003     2,853,278
Undistributed Net Investment
   Income (Loss)                                      20,128         9,167      (174,617)     (256,748)      (57,639)      (60,866)
Accumulated Net Capital Loss                          (6,198)       (9,162)            0             0             0             0
Net Unrealized Appreciation/
   (Depreciation)                                     30,935         4,958       865,901        97,707     1,968,136     1,029,323
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Net Assets                                         2,998,001     1,358,946     4,422,315     4,041,800     5,837,500     3,821,735
                                                 ===========   ===========   ===========   ===========   ===========   ===========
Shares of Beneficial
   Interest Outstanding                          295,518.616   144,943.448   326,175.363   355,296.812   357,400.393   245,323.780
Net Asset Value Per Share                            10.1449        9.3757       13.5581       11.3759       16.3335       15.5804

NOTE: The accompanying notes are an integral part of these financial statements.

GENERAL BOND FUND - Portfolio Valuation Date 12/31/2007

                                                   SHARES OR
                                                   PRINCIPAL    UNIT                                                UNREALIZED
                   POSITION **                       AMOUNT     COST     PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                   -----------                     ---------   ------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst          405,175      1.00     1.00     405,175     405,175    13.6%           0
   Other                                              3,813      1.00     1.00       3,813       3,813     0.1%           0
                                                    -------    ------   ------   ---------   ---------    ----       ------
                                                    408,988      1.00     1.00     408,988     408,988    13.7%           0
GOVERNMENT AGENCY OBLIGATIONS
   Fed Nat'l Mtg Assoc 3.66 4/30/08 c'07***         200,000    100.03    99.69     200,056     199,376     6.7%        (680)
   Fed Nat'l Mtg Assoc 5.125 4/22/13 c'07            50,000    101.14   100.34      50,570      50,172     1.7%        (398)
   Fed Nat'l Mtg Assoc 4.5 8/19/08 c'07              50,000     99.33   100.00      49,665      50,000     1.7%         335
   Fed Nat'l Mtg Assoc 4.0 3/15/10 c'07             150,000     97.25    99.88     145,880     149,813     5.0%       3,932
   Fed Nat'l Mtg Assoc 4.0 9/22/09                  150,000     99.04   100.03     148,564     150,047     5.0%       1,483
   Fed Nat'l Mtg Assoc 4.125 7/21/11 c'07            50,000     95.35   100.00      47,673      50,000     1.7%       2,327
   Fed Nat'l Mtg Assoc 4.25 5/13/10 c'07             25,000     97.73   100.03      24,433      25,008     0.8%         575
   Fed Nat'l Mtg Assoc 4.375 6/21/10 c'07            43,000     97.78   101.81      42,046      43,780     1.5%       1,733
   Fed Nat'l Mtg Assoc 3.55 06/17/10 c'07            25,000     95.35    99.31      23,838      24,828     0.8%         990
   Fed Nat'l Mtg Assoc 4.0 12/16/08 c'07             75,000     99.06    99.88      74,298      74,906     2.5%         608
   Fedl Farm Cr Bank 5.35 due 12/11/08              100,000     99.65   101.16      99,646     101,164     3.4%       1,518
   Fedl Farm Cr Bank 5.5 3/5/12 c'08                 25,000     99.95   100.28      24,989      25,070     0.8%          82
   Fedl Farm Cr Bank 4.875 9/24/12                  250,000     99.96   100.00     249,903     250,000     8.4%          97
   Fedl Home Ln Bank Bond 5.355 1/05/09              50,000     98.99   101.34      49,493      50,672     1.7%       1,179
   Fedl Home Ln Bank Bond 5.785 4/14/08              50,000    100.49   100.31      50,246      50,157     1.7%         (89)
   Fedl Home Ln Bank Bond 3.35 4/29/08 c'07         235,000     99.54    99.59     233,926     234,046     7.9%         120
   Fedl Home Ln Bank Bond 4.25 12/3/08 c'07          25,000     99.11   100.00      24,777      25,000     0.8%         223
   Fedl Home Ln Bank Bond 3.5 12/26/08 c'07          25,000     98.47    99.47      24,616      24,867     0.8%         251
   Fedl Home Ln Bank Bond 4.7 6/28/10 c'07          100,000     98.70   100.00      98,703     100,000     3.4%       1,297
   Fedl Home Ln Bank Bond 4.0 4/20/09 c'07          100,000     98.49    99.97      98,489      99,969     3.4%       1,480
   Fedl Home Ln Bank Bond 4.0 3/26/09               100,000     98.53    99.94      98,529      99,938     3.4%       1,409
   Fedl Home Ln Mtg Corp Deb 3.125 12/16/08 c"07     50,000     98.12    99.13      49,062      49,563     1.7%         501
   Fedl Home Ln Mtg Corp Deb 3.0 12/15/09            30,000     95.99    98.84      28,797      29,651     1.0%         854
   Fedl Home Ln Mtg Corp Deb 5.125 10/15/08         130,000     99.61   100.81     129,491     131,057     4.4%       1,566
   Fedl Home Ln Mtg Corp Deb 4.35 06/02/08           50,000     99.64    99.79      49,822      49,896     1.7%          73
   Fedl Home Ln Mtg Corp Deb 4.1 03/15/10            25,000     96.96    99.99      24,239      24,998     0.8%         759
   Fedl Home Ln Mtg Corp Deb 4.375 11/09/11 c'07    100,000     95.96   102.02      95,956     102,023     3.4%       6,067
                                                    -------    ------   ------   ---------   ---------    ----       ------
      Subtotal                                                                   2,237,707   2,265,998    76.1%      28,291
CORPORATE OBLIGATIONS
   CP&L Energy 5.95 3/01/09                          50,000     99.32   101.60      49,661      50,798     1.7%       1,137
   DaimlerChrysler 4.05 06/04/08                    150,000     99.41    99.62     149,120     149,423     5.0%         303
   Heinz 6.428 12/01/08                             100,000    100.60   101.81     100,600     101,805     3.4%       1,205
                                                    -------    ------   ------   ---------   ---------    ----       ------
      Subtotal                                                                     299,381     302,025    10.1%       2,644
                                                                                 =========   =========    ====       ======
         TOTALS                                                                  2,946,076   2,977,011     100%      30,935
                                                                                 ---------   ---------    ----       ------

*    Does not include accrued income or expenses.

**   All securities held by the Fund were income producing during the period.


***  "c" means bond is callable



BREAKDOWN BY GENERAL ASSET TYPE

Cash & Equivalents         14%
Corporate                  10%
US Treasury & Gov Agency   76%

BREAKDOWN BY GENERAL RATING (S&P)

AAA Rated   88%
BBB Rated   12%

The accompanying notes are an integral part of these financial statements.

Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

Short Term Bond Fund - Portfolio Valuation Date 12/31/2007

                                                SHARES OR
                                                PRINCIPAL    UNIT                                                UNREALIZED
                 POSITION **                      AMOUNT     COST     PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                 -----------                    ---------   ------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.      153,863      1.00     1.00     153,863     153,863    11.4%           0
   Other                                           3,275      1.00     1.00       3,275       3,275     0.2%           0
                                                 -------    ------   ------   ---------   ---------    ----        -----
      SUBTOTAL                                   157,137      1.00     1.00     157,137     157,137    11.6%           0
US TREASURY AND GOVERNMENT AGENCY OBLIGATIONS
   Fed'l Home Ln Bank 4.3 5/09/08                100,000    100.00    99.88     100,004      99,875     7.4%        (129)
   Fed'l Home Ln Bank 4.0 9/03/08 c'07***         50,000     99.95    99.81      49,974      49,907     3.7%         (67)
   Fed'l Home Ln Bank 4.05 12/16/08 c'07          50,000     99.88    99.91      49,938      49,953     3.7%          15
   Fed'l Home Ln Bank 4.05 8/13/08 c'07           45,000     99.41    99.81      44,733      44,916     3.3%         183
   Fed'l Home Ln Bank 4.0 10/28/08 c'07           25,000     99.06    99.84      24,765      24,961     1.8%         196
   Fed'l Home Ln Bank 4.0 4/1/10 c'07             50,000     97.47    99.84      48,734      49,922     3.7%       1,188
   Fed'l Home Ln Bank 4.0 2/23/09 c'07            50,000     98.73    99.94      49,363      49,969     3.7%         606
   Fed'l Home Ln Bank 3.0 12/26/08                15,000     98.41    99.03      14,761      14,855     1.1%          93
   Fed'l Home Ln Bank 4.10 11/12/09               15,000     98.79   100.94      14,819      15,141     1.1%         322
   Fed'l Home Ln Bank 3.66 9/30/10                15,000     96.99   100.03      14,549      15,005     1.1%         456
   Fed'l Farm Cr Bk 4.05 7/28/10 c'07             25,000     97.49    99.84      24,373      24,961     1.8%         588
   Fed'l Home Ln Mtg Corp 3.65 5/16/08 c'07      130,000     99.85    99.60     129,811     129,480     9.6%        (331)
   Fed'l Home Ln Mtg Corp 4.25 6/15/09 c'07       50,000     98.64   100.00      49,322      50,002     3.7%         680
   Fed'l Home Ln Mtg Corp 4.15 12/18/08          100,000     99.94    99.95      99,941      99,945     7.4%           4
   Fed'l Nat'l Mtg Assoc 4.5 8/19/08 c'07         50,000     99.33   100.00      49,665      50,000     3.7%         335
   Fed'l Nat'l Mtg Assoc 4.25 10/07/09 c'07       25,000     97.93   100.00      24,483      25,000     1.9%         517
   Fed'l Nat'l Mtg Assoc 5.25 6/4/09             200,000     99.95   100.59     199,899     201,188    14.9%       1,289
   Fed'l Nat'l Mtg Assoc 3.5 2/11/08             100,000     99.89    99.94      99,891      99,938     7.4%          47
                                                 -------    ------   ------   ---------   ---------    ----        -----
      SUBTOTAL                                                                1,089,024   1,095,016    81.1%       5,992
CORPORATE OBLIGATIONS
   Hertz Corp 6.625 5/15/08 NC                    50,000    100.04    98.00      50,018      49,000     3.6%      (1,018)
   SAFECO Corp 4.2 2/1/08 NC                      50,000    100.02    99.98      50,008      49,990     3.7%         (18)
                                                 -------    ------   ------   ---------   ---------    ----        -----
      SUBTOTAL                                                                  100,026      98,990     7.3%      (1,036)
                                                                              =========   =========    ====        =====
         TOTALS                                                               1,346,187   1,351,144     100%       4,957

* Does not include accrued income or expenses. ** All securities held by the Fund were income producing during the period. *** "C" means bond is callable.

BREAKDOWN BY GENERAL ASSET TYPE

Cash & Equivalents         68%
US Treasury & Gov Agency   32%

BREAKDOWN BY GENERAL RATING (S&P)

AAA Rated   92%
BBB Rated    4%
B Rated      4%

The accompanying notes are an integral part of these financial statements.

Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

Larger Company Stock Fund - Portfolio Valuation* Date 12/31/2007


                                                                UNIT                                                UNREALIZED
                   POSITION **                       SHARES     COST     PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                   -----------                     ---------   ------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst          208,753      1.00     1.00     208,753     208,753     4.7%            0
   ProFunds Money Market Srv                        240,796      1.00     1.00     240,796     240,796     5.4%            0
   Other                                              3,616      1.00     1.00       3,616       3,616     0.2%            0
                                                    ------     ------   ------   ---------   ---------    ----       -------
      SUBTOTAL                                      453,165      1.00     1.00     453,165     453,165    10.3%            0
U.S. LARGER CO. STOCKS
   Brandywine Blue                                    8,350     36.41    35.29     304,028     294,686     6.7%       (9,342)
   Dodge & Cox Stock Fund                             3,057    118.32   138.26     361,763     422,722     9.6%       60,959
   Franklin Rising Dividends A                       14,364     25.43    33.70     365,274     484,080    10.9%      118,806
   Fundamental Investors Fund F                      13,097     30.45    42.43     398,810     555,697    12.6%      156,887
   iShares S&P Global Healthcare Sect Index Fund        500     57.24    58.31      28,621      29,155     0.7%          534
   Calamos Growth A                                   6,092     44.93    58.65     273,743     357,316     8.1%       83,573
   Mairs & Power Growth Fund                          5,992     17.29    76.30     103,623     457,219    10.3%      353,596
   Tocqueville Fund                                   4,157     28.27    25.63     117,524     106,541     2.4%      (10,983)
   Washington Mutual Investors Fund F                10,319     28.28    33.56     291,796     346,321     7.8%       54,525
                                                    ------     ------   ------   ---------   ---------    ----       -------
      SUBTOTAL                                                                   2,245,183   3,053,736    69.0%      808,555
U.S. LARGER  MID-CAP STOCKS
   Heartland Select Value                            21,079     27.71    26.48     584,021     558,182    12.6%      (25,839)
   iShares DJ US Medical Devices Index Fd               400     59.30    60.62      23,722      24,248     0.5%          526
   Navellier MidCap Growth                            9,964     25.27    33.57     251,834     334,494     7.6%       82,661
                                                    ------     ------   ------   ---------   ---------    ----       -------
      SUBTOTAL                                                                     859,576     916,924    20.7%       57,348
                                                                                 =========   =========    ====       =======
   TOTALS                                                                        3,557,924   4,423,825     100%      865,901

*    Does not include accrued income or expenses.

** Most securities held by the Fund are income producing. However, four securities did not produce income in 2007. They were the Brandywine Blue Fund, Calamos Growth A Fund, iShares DJ US medical Devices Index Fund and Navellier Mid Cap Growth Fund.

BREAKDOWN BY GENERAL ASSET TYPE
(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents   11%
Domestic Stock       82%
Foreign Stock         7%

BREAKDOWN BY MANAGEMENT STYLE
(Does not include estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents      10%
Large Cap Blend         46%
Large Cap Growth        15%
Large Cap Value         8%
Larger Mid-Cap Growth   8%
Larger Mid-Cap Value    13%

The accompanying notes are an integral part of these financial statements.

Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

Smaller Company Stock Fund - Portfolio Valuation Date 12/31/2007

                                                                                                           UNREALIZED
                POSITION **                    SHARES   UNIT COST  PRICE     COST       VALUE    PERCENT  GAIN/(LOSS)
                -----------                  ---------  ---------  -----  ----------  ---------  -------  -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.    228,042     1.00     1.00     228,042    228,042     5.6%           0
   ProFunds Money Market                       142,752     1.00     1.00     142,752    142,752     3.5%           0
   Other                                         3,793     1.00     1.00       3,793      3,793     0.1%           0
                                               -------    -----    -----   ---------  ---------    ----     --------
      SUBTOTAL                                 374,587     1.00     1.00     374,587    374,587     9.3%           0
U.S. SMALLER MID-CAP STOCKS
   Columbia Acorn Z Fund                        19,359    20.10    29.61     389,116    573,227    14.2%     184,111
                                               -------    -----    -----   ---------  ---------    ----     --------
      SUBTOTAL                                                               389,116    573,227    14.2%     184,111
U.S. Smaller Co. Stocks
   Nationwide SmallCap Fund                     32,927    19.01    15.91     625,852    523,872    13.0%    (101,981)
   Royce Opportunity Fund                       33,779     8.22    11.02     277,571    372,247     9.2%      94,676
   Keeley Small Cap Value Fund                  10,563    29.06    27.28     306,962    288,148     7.1%     (18,814)
   PowerShares WilderHill Clean Energy           1,000    26.23    27.69      26,230     27,690     0.7%       1,460
   Wasatch Small Cap Value                     163,078     4.45     3.56     725,833    580,559    14.4%    (145,274)
                                               -------    -----    -----   ---------  ---------    ----     --------
      SUBTOTAL                                                             1,962,448  1,792,516    44.3%    (169,932)
U.S. MICROCAP STOCKS
   Bjurman & Barry MicroCap Growth               2,859    25.01    15.79      71,505     45,151     1.1%     (26,354)
   Franklin MicroCap Value                      15,723    22.97    34.09     361,217    535,982    13.3%     174,765
   Satuit MicroCap A                             9,244    28.76    26.50     265,880    244,962     6.1%     (20,918)
   Royce MicroCap Inv                           30,328    17.17    15.72     520,721    476,760    11.8%     (43,961)
                                               -------    -----    -----   ---------  ---------    ----     --------
      SUBTOTAL                                                             1,219,324  1,302,856    32.2%      83,532
                                                                           =========  =========    ====     ========
   TOTALS                                                                  3,945,475  4,043,185     100%      97,710

*    Does not include accrued income or expenses.

** The majority of securities held by the Fund were income producing. However, four securities did not produce income in 2007. They were the Keeley Smallcap Value Fund, Powershares Wilderhill Clean Energy Fund, Bjurman, Barry Microcap Growth Fund and the Satuit Microcap A Fund.

BREAKDOWN BY GENERAL ASSET TYPE
(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents   13%
Domestic Stock       80%
Foreign Stock         6%
Other                 1%

BREAKDOWN BY MANAGEMENT STYLE
(Does not include estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents        9%
Small Cap Blend          44%
Small Cap Growth          1%
Small Cap Value           0%
Smaller Mid-Cap Growth   14%
Micro-Cap Blend          12%
Micro-Cap Growth          7%
Micro-Cap Value          13%

     The accompanying notes are an integral part of these financial statements.

     Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

International Fund - Portfolio Valuation Date 12/31/2007


                                                                                                          Unrealized
                 Position **                    Shares  Unit Cost   Price     Cost      Value    Percent  Gain/(Loss)
                 -----------                   -------  ---------  ------  ---------  ---------  -------  -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst.    591,126     1.00      1.00    591,126    591,126    10.1%            0
   Other                                         3,250     1.00      1.00      3,250      3,250     0.0%            0
                                               -------    -----    ------  ---------  ---------    ----     ---------
      Subtotal                                 594,377     1.00      1.00    594,496    594,496    10.2%            0
                                               -------    -----    ------  ---------  ---------    ----     ---------
INTERNATIONAL STOCK MUTUAL FUNDS
 AF Europacific Fund F                          13,179    34.45     50.65    453,982    667,514    11.4%      213,532
 CS International Focus Fund                    18,182    12.70     18.91    230,904    343,813     5.9%      112,910
 Eaton Vance Grtr India A                        6,827    26.33     36.20    179,778    247,137     4.2%       67,359
 Harbor International                            9,921    36.62     71.36    363,312    707,932    12.1%      344,620
 iShares MSCI Australia Index Fd                 2,000    17.53     28.82     35,053     57,640     1.0%       22,587
 iShares MSCI EMU Index Fd                         100    92.21    119.32      9,221     11,932     0.2%        2,711
 iShares MSCI EAFE Value Index Fd                2,500    68.39     71.95    170,971    179,875     3.1%        8,904
 iShares MSCI Japan Index Fd                     4,000    12.75     13.29     50,983     53,160     0.9%        2,177
 iShares MSCI Malaysia Index Fd                  3,000     7.18     12.73     21,532     38,190     0.7%       16,658
 iShares MSCI Singapore Index Fd                 1,000     9.21     13.79      9,213     13,790     0.2%        4,577
 iShares MSCI Spain Index Fd                       500    30.63     63.65     15,314     31,825     0.5%       16,511
 Marsico Int'l Opportunities                    29,100    10.57     18.01    307,677    524,094     9.0%      216,417
 Putnam International Capital Opportunities A   20,867    19.53     38.62    407,558    805,892    13.8%      398,335
 Templeton Foreign Fund A                       54,380    10.53     12.52    572,726    680,832    11.7%      108,107
                                               -------    -----    ------  ---------  ---------    ----     ---------
      SUBTOTAL                                                             2,828,224  4,363,628    74.8%    1,535,404
DEVELOPING MARKETS MUTUAL FUNDS
   Templeton Developing Markets Trust A         28,829    15.49     30.50    446,560    879,292    15.1%      432,732
                                               -------    -----    ------  ---------  ---------    ----     ---------
       SUBTOTAL                                                              446,560    879,292    15.1%      432,732
                                                                           =========  =========    ====     =========
TOTALS                                                                     3,869,280  5,837,416     100%    1,968,136
                                                                           ---------  ---------    ----     ---------


*    Does not include accrued income or expenses.

** Most securities held by the Fund are income producing. However, one security did not produce income in 2007. It was the Eaton Vance Greater India A Fund.

BREAKDOWN BY GENERAL ASSET TYPE
(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents      14%
Domestic Stock           1%
Foreign Emerging Mkts   14%
Foreign Stock           70%
Other                    1%

BREAKDOWN BY MANAGEMENT STYLE
(Does not include cash positions of mutual funds owned by the Fund.)

Cash & Equivalents   10%
Large Cap Blend      31%
Large Cap Growth     14%
Large Cap Value      31%
Mid Cap Value        14%

     The accompanying notes are an integral part of these financial statements.

ALTCAT FUND - Portfolio Valuation 12/31/2007


                                                                                                                  UNREALIZED
                 POSITION **                     SHARES   UNIT COST    PRICE      COST       VALUE     PERCENT   GAIN/(LOSS)
                 -----------                    -------   ---------   ------   ---------   ---------   -------   -----------
CASH & EQUIVALENTS
   Prime Obligations Federated Fund - Inst      540,160       1.00      1.00     540,160     540,160     14.1%            0
   ProFunds Money Market                        152,444       1.00      1.00     152,444     152,444      4.0%            0
   Other                                          3,380       1.00      1.00       3,417       3,417      0.1%            0
                                                -------     ------    ------   ---------   ---------    -----     ---------
         SUBTOTAL                               695,984       1.00      1.00     696,021     696,021     18.2%            0
US LARGER COMPANIES
   iShares S&P 500/Barra Value Index Fund         1,000      56.10     76.36      56,098      76,360      2.0%       20,262
   Muhlenkamp Fund                                2,767      48.77     65.00     134,942     179,833      4.7%       44,891
   Neuberger & Berman Focus Adv                   8,541      16.00     13.95     136,612     119,142      3.1%      (17,469)
                                                -------     ------    ------   ---------   ---------    -----     ---------
         SUBTOTAL                                                                327,652     375,336      9.8%       47,684
US MID-CAP STOCKS
   iShares Russell Midcap Value Index Fund          500     112.85    141.06      56,424      70,530      1.8%       14,107
                                                -------     ------    ------   ---------   ---------    -----     ---------
         SUBTOTAL                                                                 56,424      70,530      1.8%       14,107
GLOBAL DIVERSIFIED STOCKS
   AF SmallCap World Fd F                         5,958      26.45     40.50     157,589     241,298      6.3%       83,709
   Franklin Mutual Series Discovery Fund A       10,534      21.02     32.09     221,460     338,036      8.8%      116,576
                                                -------     ------    ------   ---------   ---------    -----     ---------
         SUBTOTAL                                                      72.59     379,050     579,335     15.2%      200,285
INTENATIONAL DIVERSIFIED STOCKS
   iShares MSCI EAFE Value Index                    900      70.34     71.95      63,310      64,755      1.7%        1,445
                                                -------     ------    ------   ---------   ---------    -----     ---------
         SUBTOTAL                                                                 63,310      64,755      1.7%        1,445
ALTERNATIVE CATEGORIES -- SECTORS, COUNTRIES,
   HEDGES
   Eaton Vance Greater India A                    3,039      26.47     36.20      80,423     110,001      2.9%       29,578
   Franklin Natural Resources Fund A             10,137      19.88     42.89     201,537     434,789     11.4%      233,252
   iShares DJ US Basic Materials Sector Index       500      49.29     76.96      24,646      38,480      1.0%       13,834
   iShares DJ US Healthcare Sector Index          1,000      56.42     70.67      56,417      70,670      1.8%       14,253
   iShares DJ US Medical Devices Index Fund       1,000      52.52     60.62      52,516      60,620      1.6%        8,104
   iShares DJ US Telecomm. Sector Index           1,000      23.22     29.52      23,219      29,520      0.8%        6,301
   iShares MSCI Australia Index                   1,500      16.48     28.82      24,716      43,230      1.1%       18,514
   iShares MSCI Japan Index                       2,000      12.22     13.29      24,442      26,580      0.7%        2,138
   iShares MSCI Malaysia Index Fund               3,000       7.72     12.73      23,168      38,190      1.0%       15,022
   iShares S&P Global Healthcare Sect Index
      Fund                                          500      57.28     58.31      28,640      29,155      0.8%          515
   iShares S&P Global Tech Sect Index Fund          400      53.90     65.40      21,559      26,160      0.7%        4,601
   Ivy Pacific Opportunities Fund A              12,922       9.67     21.75     124,979     281,045      7.4%      156,066
   John Hancock Tech Leaders A                    2,538       8.79     10.83      22,306      27,490      0.7%        5,183
   Live Oak Health Sciences                      13,621      11.01     11.97     150,000     163,043      4.3%       13,043
   Matthews Asian Growth and Income               4,921      16.26     19.78      80,024      97,342      2.5%       17,318
   PowerShares Cleantech Portfolio                  600      34.45     35.70      20,672      21,420      0.6%          748
   PowerShares DB Commodity Indx Tracking           800      30.69     31.56      24,554      25,248      0.7%          694
   PowerShares WilderHill Clean Energy              800      26.27     27.69      21,012      22,152      0.6%        1,140
   Vanguard Energy                                4,024      33.07     82.39     133,064     331,537      8.7%      198,473
   Vanguard Health Care                           1,146     115.05    138.63     131,887     158,913      4.2%       27,026
                                                -------     ------    ------   ---------   ---------    -----     ---------
         SUBTOTAL                                                              1,269,782   2,035,584     53.3%      765,802
                                                                               =========   =========    =====     =========
      TOTALS                                                                   2,792,239   3,821,561    100.0%    1,029,322


*    Does not include accrued income or expenses.

** Most securities held by the Fund are income producing. However, five securities did not produce income in 2007. They were the Eaton Vance Greater India A Fund, iShares DJ US Medical Devices Index Fund, John Hancock Tech Leaders A Fund, Live Oak Health Sciences Fund and Powershares DB Commodity Index Fund.

BREAKDOWN BY GENERAL ASSET TYPE
(Includes estimated cash positions of mutual funds owned by the Fund.)

Cash & Equivalents                  22%
US Large-Cap Stocks                 10%
US Mid-Cap Stocks                    2%
Global Diversified Stocks           13%
International Diversified Stocks     2%
Alternative Categories - Sectors,   49%
Countries, Hedges
Other                                2%

BREAKDOWN BY MANAGEMENT STYLE
(Does not include cash positions of mutual funds owned by the Fund.)

Cash & Equivalents   18%
Large Cap Blend      31%
Large Cap Growth     18%
Large Cap Value      21%
Mid Cap Blend         0%
Mid Cap Growth        2%
Mid Cap Value         2%
Small Cap Blend       6%
Small Cap Growth      1%
Small Cap Value       0%
Other                 1%

The accompanying notes are an integral part of these financial statements.

Note: This portfolio valuation does not include accrued income and expense. Therefore, the total value shown above is not the same as the net asset value.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED 12/31/2007

                                                  GBF      STBF      LCSF      SCSF      INTF      ACF
                                                -------   ------   -------   -------   -------   -------
         INCOME
Mutual Fund Dividends (Incl. Money Market
   Funds)                                        14,191    9,001    58,835     43,393   144,968    64,242
Less: Foreign Withholding Taxes                       0        0         0          0   -10,336    -1,748
Interest                                        147,447   55,955         0          0         0         0
                                                -------   ------   -------   --------   -------   -------
         TOTAL INCOME                           161,638   64,956    58,835     43,393   134,632    62,494
                                                -------   ------   -------   --------   -------   -------
         EXPENSES
12B-1 Distribution Expense                        2,888      513     1,838      1,988     4,191     2,624
MF Services Expenses                             12,250    5,251    17,150     17,714    21,093    12,994
Advisory Fee                                     16,114    5,526    40,607     41,904    49,932    30,747
Custodian Fee                                     2,333      999     3,214      3,375     3,897     2,378
Printing Expense                                    229       98       316        332       383       234
Directors Fee                                     1,376      589     1,895      1,990     2,298     1,402
Registration Fee                                    698      299       962      1,010     1,166       711
Pennsylvania Capital Stock Tax                      236      101       325        341       394       240
Auditing Fee                                      5,002    2,141     6,891      7,235     8,354     5,098
Legal Fee                                         2,513    1,076     3,462      3,635     4,198     2,561
Miscellaneous Expense                                 7        3        10         10        12         7
Insurance Expense                                 1,753      750     2,414      2,535     2,927     1,786
Compliance Expense                                6,065    2,598     8,413      8,772    10,263     6,288
IT Expense                                           28       12        38         40        46        28
Transfer Agency Expense                           4,839    2,074     6,774      6,997     8,332     5,133
Pricing Expense                                     993      425     1,368      1,436     1,659     1,012
Other                                                 0        0         0          0         0         0
                                                -------   ------   -------   --------   -------   -------
         TOTAL EXPENSES                          49,913   19,278    85,301     88,597   106,384    65,382
                                                -------   ------   -------   --------   -------   -------
                                                                                                        0
   NET INVESTMENT INCOME                        111,725   45,678   -26,466    -45,204    28,248    -2,888
                                                -------   ------   -------   --------   -------   -------
   REALIZED & UNREALIZED APPRECIATION ON
      INVESTMENTS
Realized Long & Short Term Capital
   Gains/(Losses)                                  -142       64   111,199     99,715   116,172    49,717
Capital Gain Distributions                            0        0   210,988    556,522   413,433   176,851
Unrealized Appreciation (Depreciation) during
   Period                                        28,850   13,306   -136,717  -737,496  239,671   229,177
                                                -------   ------   -------   --------  -------   -------
   NET REALIZED & UNREALIZED APPRECIATION
      (DEPRECIATION)                             28,708   13,370   185,470    -81,259  769,276   455,745
                                                -------   ------   -------   --------   -------   -------
   NET INCREASE/DECREASE IN NET ASSETS FROM
      OPERATION                                 140,433   59,048   159,004   -126,463  797,524   452,857
                                                =======   ======   =======   ========  =======   =======

    The accompanying notes are an integral part of these financial statements

STATEMENT OF CHANGE IN NET ASSETS

Twelve Months Ended December 31,2007 and Year Ended December 31, 2006

                                                                  GBF                       STBF                      LCSF
                                                        -----------------------   -----------------------   -----------------------
                                                        12/31/2007   12/31/2006   12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                                        ----------   ----------   ----------   ----------   ----------   ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Investment Income - Net                                    111,725      109,109      45,678       37,421      (26,466)     (26,172)
Net Realized Gains (Losses) in Investments                    (142)        (711)         64            0      322,187      407,247
Unrealized Appreciation (Depreciation) of Investments       28,850       20,693      13,306        6,275     (136,717)        (893)
                                                        ----------   ----------   ---------    ---------    ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                      140,433      129,091      59,048       43,696      159,004      380,182
                                                        ----------   ----------   ---------    ---------    ---------    ---------
(DECREASE) IN NET ASSETS FROM DISTRIBUTIONS
Investment Income and Short Term Gains                    (127,201)     (98,049)    (47,553)     (31,799)          --           --
Realized Long-Term Gains                                        --           --          --           --     (300,952)    (103,105)
                                                        ----------   ----------   ---------    ---------    ---------    ---------
      TOTAL DISTRIBUTIONS                                 (127,201)     (98,049)    (47,553)     (31,799)    (300,952)    (103,105)
                                                        ----------   ----------   ---------    ---------    ---------    ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS
Purchases                                                  204,710    3,125,468     537,049      759,346      228,775      210,463
Redemptions                                             (1,035,503)  (1,356,867)   (731,131)    (292,065)    (452,611)    (888,630)
Reinvestment of Dividends & Capital Gains                  126,653       97,638      47,164       31,527      299,838      102,733
                                                        ----------   ----------   ---------    ---------    ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM CAPITAL SHARE TRANSACTIONS                     (704,140)   1,866,238    (146,918)     498,808       76,002     (575,433)
                                                        ----------   ----------   ---------    ---------    ---------    ---------
      TOTAL INCREASE (DECREASE) IN NET ASSETS             (690,908)   1,897,279    (135,423)     510,705      (65,946)    (298,356)
Net Assets, Beginning of Period                          3,688,909    1,791,623   1,494,369      983,665    4,488,261    4,786,617
                                                        ----------   ----------   ---------    ---------    ---------    ---------
Net Assets, End of Period                                2,998,001    3,688,909   1,358,946    1,494,369    4,422,315    4,488,261
                                                        ==========   ==========   =========    =========    =========    =========
COMPOSITION OF NET ASSETS:
Capital Paid in on Shares of Capital Stock               2,953,136    3,657,276   1,353,983    1,500,902    3,731,031    3,655,029
Undistributed Net Investment Income (Loss)                  20,128       35,605       9,167       11,043     (174,617)    (169,385)
Accumulated Net Capital Loss                                (6,198)      (6,057)     (9,162)      (9,227)          --           --
Net Unrealized Appreciation/(Depreciation)                  30,935        2,085       4,958       (8,349)     865,901    1,002,617
                                                        ----------   ----------   ---------    ---------    ---------    ---------
Net Assets                                               2,998,001    3,688,909   1,358,946    1,494,369    4,422,315    4,488,261
                                                        ==========   ==========   =========    =========    =========    =========

                                                                  SCSF                      INTF                      ACF
                                                        -----------------------   -----------------------   -----------------------
                                                        12/31/2007   12/31/2006   12/31/2007   12/31/2006   12/31/2007   12/31/2006
                                                        ----------   ----------   ----------   ----------   ----------   ----------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Investment Income - Net                                   (45,204)     (53,611)      28,248        (2,797)     (2,888)     (18,297)
Net Realized Gains (Losses) in Investments                656,237      977,090      529,605       547,424     226,568      307,992
Unrealized Appreciation (Depreciation) of Investments    (737,496)    (305,194)     239,671       294,002     229,177       32,227
                                                        ---------    ---------    ---------    ----------   ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                    (126,463)     618,285      797,524       838,629     452,857      321,922
                                                        ---------    ---------    ---------    ----------   ---------    ---------
(DECREASE) IN NET ASSETS FROM DISTRIBUTIONS
Investment Income and Short Term Gains                   (148,801)     (35,977)     (84,666)           --     (40,330)      (5,438)
Realized Long-Term Gains                                 (462,063)    (887,776)    (473,227)     (265,946)   (182,573)    (284,010)
                                                        ---------    ---------    ---------    ----------   ---------    ---------
      TOTAL DISTRIBUTIONS                                (610,864)    (923,752)    (557,893)     (265,946)   (222,903)    (289,448)
                                                        ---------    ---------    ---------    ----------   ---------    ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS
Purchases                                                 141,223      196,036      365,780     1,056,927     557,395      255,404
Redemptions                                              (821,415)    (985,977)    (702,035)   (1,266,588)   (282,489)    (925,837)
Reinvestment of Dividends & Capital Gains                 608,408      920,023      555,623       265,142     221,847      287,816
                                                        ---------    ---------    ---------    ----------   ---------    ---------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM CAPITAL SHARE TRANSACTIONS                     (71,784)     130,082      219,368        55,481     496,753     (382,616)
                                                        ---------    ---------    ---------    ----------   ---------    ---------
      TOTAL INCREASE (DECREASE) IN NET ASSETS            (809,111)    (175,385)     458,999       628,164     726,707     (350,142)
Net Assets, Beginning of Period                         4,850,911    5,026,297    5,378,501     4,750,345   3,095,028    3,445,169
                                                        ---------    ---------    ---------    ----------   ---------    ---------
Net Assets, End of Period                               4,041,800    4,850,911    5,837,500     5,378,501   3,821,735    3,095,028
                                                        =========    =========    =========    ==========   =========    =========
COMPOSITION OF NET ASSETS:
Capital Paid in on Shares of Capital Stock              4,200,841    4,272,626    3,927,003     3,707,635   2,853,278    2,356,524
Undistributed Net Investment Income (Loss)               (256,748)    (256,922)     (57,639)      (57,599)    (60,866)     (61,642)
Accumulated Net Capital Loss                                   --           --           --            --          --           --
Net Unrealized Appreciation/(Depreciation)                 97,707      835,207    1,968,136     1,728,465   1,029,323      800,146
                                                        ---------    ---------    ---------    ----------   ---------    ---------
Net Assets                                              4,041,800    4,850,911    5,837,500     5,378,501   3,821,735    3,095,028
                                                        =========    =========    =========    ==========   =========    =========

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED 12/31/2007


                                                             GBF        STBF        LCSF         SCSF         INTF         ACF
                                                         ----------   --------   ----------   ----------   ----------   --------
CASH PROVIDED (USED) BY OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets from Operations       140,433     59,048      159,004     (126,463)     797,524    452,857

   ADJUSTMENTS REQUIRED TO RECONCILE TO NET ASSETS
      PROVIDED BY OPERATING ACTIVITIES
Investments Purchased                                      (970,078)  (707,320)  (1,652,734)  (1,860,048)  (1,025,491)  (679,812)
Sales or Redemptions                                      1,579,864    568,835    1,887,673    2,737,416    1,204,248    734,906
Net Realized (Gains) Losses on Investments                      142        (64)    (322,187)    (656,237)    (529,605)  (226,568)
Unrealized (Appreciation) Depreciation of Investments       (28,850)   (13,306)     136,717      737,496     (239,671)  (229,177)
Reinvestment of Ordinary Dividend Distributions                   0          0      (42,886)     (30,307)     (91,278)   (29,571)
Net Amortization of Bond Premiums (Discounts)               (22,773)    (6,086)           0            0            0          0
(Increase) Decrease in Interest Receivable                   13,994      1,812          315         (215)         161     (1,481)
(Increase) Decrease in  Receivables                               0          0            0            0            0          0
Increase (Decrease) in Accounts Payable and Federal
   Withholdings                                                 795      1,417          464          227           (1)       743
                                                         ----------   --------   ----------   ----------   ----------   --------
      NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES      713,527    (95,664)     166,366      801,869      115,887     21,897
                                                         ----------   --------   ----------   ----------   ----------   --------

   CASH PROVIDED (USED) BY FINANCING ACTIVITIES
Proceeds from Shares Sold                                   204,710    537,049      228,775      141,223      365,780    557,395
Shareholder Redemptions                                  (1,035,503)  (731,131)    (452,611)    (821,415)    (702,035)  (282,489)
Cash Distributions Paid                                        (548)      (389)      (1,114)      (2,455)      (2,269)    (1,056)
                                                         ----------   --------   ----------   ----------   ----------   --------
      NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES     (831,341)  (194,471)    (224,950)    (682,647)    (338,524)   273,850
                                                         ----------   --------   ----------   ----------   ----------   --------
      INCREASE (DECREASE) IN CASH DURING PERIOD            (117,814)  (290,135)     (58,584)     119,222     (222,637)   295,747
Cash Balance - Beginning of Period                          526,803    447,271      511,751      255,362      817,134    400,274
                                                         ----------   --------   ----------   ----------   ----------   --------
Cash Balance - End of Period                                408,989    157,136      453,167      374,584      594,497    696,021
                                                         ==========   ========   ==========   ==========   ==========   ========
   SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   NONCASH FINANCING ACTIVITIES NOT INCLUDED HERIN
      CONSIST OF:
Reinvestment of Dividends and Distributions                 126,653     47,164      299,838      608,408      555,623    221,847
                                                         ==========   ========   ==========   ==========   ==========   =========

The accompanying notes are an integral part of these financial statements.

Supplementary Information -- Selected per Share Data and Ratios

Period from January 1, 2003 through December 31, 2007

                                                       GBF                                              STBF
                                ------------------------------------------------  ------------------------------------------------
                                1/1/07 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/07 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -
PER SHARE DATA                  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                        10.11     10.06     10.45     10.75     10.99      9.30      9.21      9.40      9.85     11.02
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Investment Income             0.35      0.35      0.35      0.31      0.39      0.31      0.28      0.24      0.24      0.50
Net Realized & Unrealized
   Gains                          0.10      0.01     (0.34)    (0.25)     0.05      0.10      0.04     (0.23)    (0.26)     0.15
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Income from Operations      0.45      0.36      0.01      0.06      0.44      0.41      0.32      0.01     (0.02)     0.65
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Distributions to
   Shareholders                  (0.42)    (0.31)    (0.40)    (0.36)    (0.68)    (0.33)    (0.23)    (0.20)    (0.43)    (1.82)
Net Asset Value End of Period    10.14     10.11     10.06     10.45     10.75      9.38      9.30      9.21      9.40      9.85
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total Return *                    4.53%     3.73%     0.11%     0.50%     4.05%     4.41%     3.50%     0.07%    -0.14%     5.88%
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====

RATIOS
Expenses to Avg. Net Assets**     1.56%     1.33%     1.31%     1.60%     1.34%     1.41%     1.12%     1.02%     1.53%     1.20%
Net Investment Income to Avg
   Net Assets*                    3.48%     3.47%     3.40%     2.88%     3.56%     3.33%     3.04%     2.60%     2.49%     4.57%
Portfolio Turnover Rate          30.22%    40.48%    17.84%    31.80%    35.97%    41.49%    11.79%    48.02%    86.65%     8.53%

NET ASSETS, END OF PERIOD
(000s omitted)                   2,998     3,688     1,791     2,364     2,923     1,358     1,494       983      602.      415.
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Such ratios are after effect
   of expen-                      2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Ses waived (cents per
   share rounded):                0.00      0.01      0.02      0.00      0.03      0.00      0.01      0.03      0.00      0.03
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----

                                                      LCSF
                                ------------------------------------------------
                                1/1/07 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -
PER SHARE DATA                  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
                                --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                        14.05     13.14     12.67     11.45      9.49
                                 -----     -----     -----     -----     -----
Net Investment Income            (0.09)    (0.08)    (0.12)    (0.11)    (0.07)
Net Realized & Unrealized
   Gains                          0.59      1.32      0.59      1.33      2.03
                                 -----     -----     -----     -----     -----
Total Income from Operations      0.50      1.24      0.47      1.22      1.96
                                 -----     -----     -----     -----     -----
Total Distributions to
   Shareholders                  (0.99)    (0.33)     0.00      0.00      0.00
Net Asset Value End of Period    13.56     14.05     13.14     12.67     11.45
                                 =====     =====     =====     =====     =====
Total Return *                    3.57%     9.44%     3.69%    10.65%    20.65%
                                 =====     =====     =====     =====     =====

RATIOS
Expenses to Avg. Net Assets**     1.90%     1.84%     1.97%     1.94%     1.68%
Net Investment Income to Avg
   Net Assets*                   -0.59%    -0.56%    -0.94%    -0.92%    -0.71%
Portfolio Turnover Rate          36.83%    22.95%    14.00%    35.19%    46.31%

NET ASSETS, END OF PERIOD
(000s omitted)                   4,422     4,488     4,786     5,014     4,086
                                 =====     =====     =====     =====     =====
Such ratios are after effect
   of expen-                      2007      2006      2005      2004      2003
                                 -----     -----     -----     -----     -----
Ses waived (cents per share
   rounded):                     0.00      0.00      0.00      0.00      0.03
                                 -----     -----     -----     -----     -----

                                                      SCSF                                              INTF
                                ------------------------------------------------  ------------------------------------------------
                                1/1/07 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -  1/1/07 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -
PER SHARE DATA                  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                        13.87     14.85     15.43     14.53     10.29     15.62     13.54     11.59      9.74      7.40
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Net Investment Income            (0.14)    (0.17)    (0.23)    (0.26)    (0.19)     0.09     (0.01)    (0.04)    (0.06)     0.02
Net Realized & Unrealized
   Gains                         (0.33)     2.26      1.04      2.10      4.43      2.36      2.90      1.99      1.91      2.33
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Income from Operations     (0.47)     2.09      0.81      1.84      4.24      2.44      2.89      1.95      1.85      2.35
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
Total Distributions to
   Shareholders                  (2.02)    (3.07)    (1.39)    (0.94)     0.00     (1.73)    (0.81)     0.00      0.00     (0.01)
Net Asset Value End of Period    11.38     13.87     14.85     15.43     14.53     16.33     15.62     13.54     11.59      9.74
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Total Return *                   -3.40%    14.22%     5.22%    12.69%    41.21%    15.63%    21.38%    16.82%    18.96%    31.85%
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====

RATIOS

Expenses to Avg. Net Assets**     1.92%     1.83%     1.96%     1.94%     1.66%     1.92%     1.86%     1.99%     1.96%     1.75%
Net Investment Income to Avg
   Net Assets*                   -0.98%    -1.06%    -1.50%    -1.73%    -1.61%      0.51%   -0.06%    -0.34%    -0.63%     0.24%
Portfolio Turnover Rate          40.26%    37.46%    23.04%    33.58%    45.72%    18.46%    15.66%    16.23%    16.99%    29.10%
NET ASSETS, END OF PERIOD
(000s omitted)                   4,041     4,850     5,026     5,551     4,592     5,837     5,378     4,750     4,033     3,032
                                 =====     =====     =====     =====     =====     =====     =====     =====     =====     =====
Such ratios are after effect
   of                             2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
                                 -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
expen-
Ses waived
   (cents per share rounded):     0.00      0.00      0.00      0.00      0.03      0.00      0.00      0.00      0.00      0.02

                                                       ACF
                                ------------------------------------------------
                                1/1/07 -  1/1/06 -  1/1/05 -  1/1/04 -  1/1/03 -
PER SHARE DATA                  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03
                                --------  --------  --------  --------  --------
Net Asset Value Beginning Of
   Period                        14.46     14.28     13.25     11.77      9.17
                                 -----     -----     -----     -----     -----
Net Investment Income            (0.01)    (0.08)    (0.13)    (0.14)    (0.10)
Net Realized & Unrealized
   Gains                          2.09      1.75      1.70      1.62      2.70
                                 -----     -----     -----     -----     -----
Total Income from Operations      2.08      1.67      1.57      1.48      2.60
                                 -----     -----     -----     -----     -----
Total Distributions to
   Shareholders                  (0.96)    (1.49)    (0.54)     0.00      0.00
Net Asset Value End of Period    15.58     14.46     14.28     13.25     11.77
                                 =====     =====     =====     =====     =====
Total Return *                   14.45%    11.65%    11.91%    12.55%    28.35%
                                 =====     =====     =====     =====     =====

RATIOS

Expenses to Avg. Net Assets**     1.91%     1.89%     2.01%     2.01%     1.77%
Net Investment Income to Avg
   Net Assets*                   -0.08%    -0.55%    -0.94%    -1.18%    -0.97%
Portfolio Turnover Rate          19.88%    11.08%    35.48%    28.35%    33.19%
NET ASSETS, END OF PERIOD
(000s omitted)                   3,821     3,095     3,445     2,955     2,266
                                 =====     =====     =====     =====     =====
Such ratios are after effect
   of expen-                      2007      2006      2005      2004      2003
                                 -----     -----     -----     -----     -----
Ses waived (cents per share
   rounded):                      0.00      0.00      0.00      0.00      0.03

----------
* Total returns are actual experienced by shareholders and may be slightly different if calculated using these numbers due to rounding differences.


** Annualized using monthly averages. Ratios do not reflect the funds' proportionate share of income and expenses of the underlying investee funds.


The accompanying notes are an integral part of these financial statements.

                             STAAR INVESTMENT TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

NOTE 1 - ORGANIZATION AND PURPOSE

     STAAR Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996. The name was changed to STAAR Investment Trust in September 1998.

     The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (effective May 28, 1997) as a non-diversified, open-end management investment company.

     The Trust consists of six separate series portfolios (funds). The funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund, which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

               STAAR General Bond Fund
               STAAR Short Term Bond Fund
               STAAR Larger Company Stock Fund
               STAAR Smaller Company Stock Fund
               STAAR International Fund
               STAAR Alternative Categories Fund

     Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named. Each fund may invest in other open-end funds (mutual funds), exchange-traded funds (ETFs), closed-end funds and individual securities.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation - Net Asset Value for each portfolio is computed as of the close of business on each business day. New investments received during that day purchase shares of beneficial interest based upon the end-of-day Net Asset Value per share. Included in the end-of-day net assets valuation of each portfolio is the net asset valuation of all invested mutual funds or exchange-traded funds, as provided by a third-party pricing service or published on their respective web-sites or elsewhere. When applicable, securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

     Fixed income securities are valued at prices obtained from a pricing service. Short-term notes are stated at amortized cost, which is equivalent to value. There were no restricted securities owned by any of the portfolios as of December 31, 2007. Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Trustees.

Federal Income Taxes - The Trust complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and intends to distribute all its taxable income and net capital gains each year to its shareholders. As a regulated investment company, the Trust is not subject to income taxes if such distributions are made. Therefore, no federal or state income tax provision is required. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the Trust. As of December 31, 2007 the following net capital loss carryforwards existed for federal income tax purposes:

STBF   $9,162
GBF    $6,198

     The above net capital loss carryforwards may be used to offset capital gains realized during subsequent years and thereby relieve the Trust and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. Expiration of the capital loss carry forwards begins in 2010-2013. The Trust will not make distributions from capital gains while a capital loss carryforward remains.

Distributions to shareholders - Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Security Transactions and Related Investment Income - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income and realized gain distributions from other funds are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on fixed income securities to conform with accounting principles generally accepted in the United States for mutual funds.

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

                                DECEMBER 31, 2007

NOTE 3 - SHAREHOLDER TRANSACTIONS

     The declaration of trust provides for an unlimited number of shares of beneficial interest, without par value. The declaration of Trust also established six series of shares which correspond to the six funds described in
Note 2. During the years ended December 31, 2007 and 2006, at least 98%, respectively of dividends declared were reinvested by the respective owners of beneficial interest. For the two years ended December 31,2007, transactions in units of beneficial interest were as shown below:

          YEAR ENDED
          12/31/2005                                   YEAR ENDED 12/31/2006
      ------------------  ------------------------------------------------------------------------------
                                                DISTRIBUTION
            BALANCE              SOLD           REINVESTMENT        REDEMPTIONS            BALANCE
      ------------------  ------------------  ---------------  --------------------  -------------------
FUND   SHARES   DOLLARS    SHARES   DOLLARS   SHARES  DOLLARS   SHARES     DOLLARS    SHARES    DOLLARS
----  -------  ---------  -------  ---------  ------  -------  --------  ----------  --------  ---------
GBF   178,165  1,791,038  310,188  3,125,468   9,678   97,638  (133,233) (1,356,867)  364,799  3,657,276
STBF  106,841  1,002,094   81,840    759,346   3,410   31,527   (31,355)   (292,065)  160,736  1,500,901
LCSF  364,352  4,230,474   15,368    210,463   7,313  102,722   (67,504)   (888,630)  319,528  3,655,029
SCSF  338,442  4,142,508   12,188    196,036  63,569  920,059   (64,479)   (985,977)  349,719  4,272,625
INTF  350,923  3,652,151   67,270  1,056,927  16,977  265,145   (90,791) (1,266,588)  344,379  3,707,635
ACF   241,226  2,739,144   16,902    255,404  19,910  287,814   (63,935)   (925,837)  214,104  2,356,525

                                 YEAR ENDED 12/31/2007
      --------------------------------------------------------------------------
                         DISTRIBUTION
            SOLD         REINVESTMENT        REDEMPTIONS            BALANCE
      ---------------  ---------------  --------------------  ------------------
FUND  SHARES  DOLLARS  SHARES  DOLLARS   SHARES     DOLLARS    SHARES   DOLLARS
----  ------  -------  ------  -------  --------  ----------  -------  ---------
GBF   30,888  204,710  12,525  126,653  (112,693) (1,035,503) 295,519  2,953,136
STBF  61,722  537,049   5,048   47,164   (82,562)   (731,131) 144,943  1,353,983
LCSF  23,231  228,775  22,116  299,838   (38,699)   (452,611) 326,175  3,731,031
SCSF  18,067  141,223  53,483  608,408   (65,973)   (821,415) 355,297  4,200,841
INTF  31,660  365,780  34,017  555,623   (52,656)   (702,035) 357,400  3,927,003
ACF   43,977  557,395  14,240  221,847   (26,997)   (282,489) 245,324  2,853,278

NOTE 4 - SUMMARY OF UNREALIZED GAINS AND LOSSES:

Following is a summary of unrealized gains and losses for each portfolio as of December 31, 2007.

          Cost        GAIN       Loss         Net     MARKET VALUE
       ---------   ---------   --------   ---------   ------------
GBF    2,946,076      32,102     (1,167)     30,935     2,977,011
STBF   1,346,187       6,520     (1,563)      4,957     1,351,144
LCSF   3,557,924     912,065    (46,164)    865,901     4,423,825
SCSF   3,945,475     455,012   (357,302)     97,710     4,043,185
INTF   3,869,280   1,968,136          0   1,968,136     5,837,416
ACF    2,792,239   1,046,791    (17,469)  1,029,322     3,821,561

NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

     Effective April 1, 1996, the Trust entered into an Investment Advisory Agreement with STAAR Financial Advisors, Inc., a related party (Advisor). This agreement appointed the Advisor to act as investment advisor to the Trust on behalf of six series portfolios for a one-year period. This agreement has subsequently been extended annually and currently is effective through April 14, 2008. The Directors considered past investment performance, progress in compliance matters, strategies and economic and market outlook of the Advisor in the renewal process. The advisor furnishes investment management and advisory services for a fee based on average daily net asset value. The fee for each portfolio is in accordance with a fee schedule of .40% for STBF, .50% for GBF, and .90% for all other portfolios. The agreement was changed effective January 7, 2008 to set a new fee of .35% each for the STBF and GBF.

     The president of the investment advisor is the organizer of the Trust. The agreement provides for an expense reimbursement from the investment advisor if the Trust's total expense for any series (fund), exclusive of taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses, for any fiscal year, exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified. The agreement also stipulates that all organizational expenses of the Trust were paid by the investment advisor as well as certain marketing, legal and accounting and transfer and custodial services for the first two years. Such costs continued to be absorbed by the investment advisor through December 31, 2001, except for certain marketing and other costs associated with the sale and distribution of shares.

     Effective January 1, 2002, the Trust began paying certain operating expenses including custodian, registration, legal and auditing fees, and printing and insurance expenses, and a portion of bookkeeping fees. Remaining bookkeeping fees continued to be absorbed by the investment advisor. Directors' fees of $9,550 and $10,147 in 2007 and 2006 respectively, were also incurred by the Trust.

                             STAAR INVESTMENT TRUST
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 2007

NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
(CONT.):

     Effective September 1, 1998, the Trust's shareholders approved a 12b-1 arrangement, which provides commission payments to broker/dealers who refer investors who become shareholders in STAAR Investment Trust. This arrangement remained in effect through August 1, 2001 when a new 12b-1 arrangement, discussed below was implemented and which includes these fees. The commission structure under this arrangement is .5% for bond funds and 1.0% for stock funds for the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds thereafter. Commissions were calculated based on fair market values and were payable monthly in the first 12 months and quarterly thereafter. For the period May through December 2000, 12b-1 commission expenses were also absorbed by the investment advisor. Subsequent to December 31, 2000, the advisor no longer absorbed 12b-1 fees.

     Effective August 2, 2001, the Trust shareholders approved a new 12b-1 arrangement which provided for accrual of fees based upon a daily percentage (.000411% for bond funds and .000548% for stock funds) of the total net asset values. The broker/dealer fees discussed above were paid out of such fee accruals. The balance of the fees was used for marketing and other costs associated with the sale and distribution of shares. Effective January 1, 2002, the Trust changed the 12b-1 daily accrual rate to .000658% for all funds, based upon estimated requirements. In 2003 and in 2004 management revised its estimated resulting liability, and accordingly recorded reductions to 12b-1 expenses. For the years ended December 31, 2007 and 2006 the aggregate net amounts charged to expense for all portfolios were $14,042 and $16,922, respectively.

     Effective January 1, 2004 the Trust entered into a mutual fund service agreement with STAAR Financial Advisors, Inc. under which each portfolio is charged a fee of .38% of average daily net assets for fund accounting and operations, shareholder and transfer agency and compliance services provided. The agreement is reviewed and renewed annually by the Board of Trustees and was effective through December 31, 2007

     Certain affiliated persons holding shares in the six portfolios purchased such shares at Net Asset Value at respective date of purchase. Those affiliated persons held aggregate investments in the respective funds as of December 31, 2007, as follows:

                                                      SHARES OWNED
                                   -------------------------------------------------
                                    GBF     STBF    LCSF     SCSF     INTF      ACF
                                   -----   -----   ------   ------   ------   ------
J. Andre Weisbrod & Family         5,014   8,957   13,139   14,866   13,717   17,161
Trustees (not including J. Andre
Weisbrod)                              0     205       36       42       70       69
Employees of Adviser                   0       0      176    2,730      224      193
Other Affiliated Persons               0       0        0        0        0        0
                                   -----   -----   ------   ------   ------   ------
   TOTAL Number of Shares          5,014   9,162   13,351   17,638   14,104   17,424
                                   =====   =====   ======   ======   ======   ======

                                                       VALUE OF SHARES OWNED
                                   -------------------------------------------------------------
J. Andre Weisbrod & Family         $50,867   $83,981   $178,146   $169,116   $224,046   $267,382
Trustees (not including J. Andre
Weisbrod)                                0     1,921        493        472      1,147      1,082
Employees of Adviser                     0         0      2,382     31,060      3,661      3,011
Other Affiliated Persons                 0         0          0          0          0          0
                                   -------   -------   --------   --------   --------   --------
   Total Value of Shares Owned      50,867    85,902    181,021    200,648    230,369    271,475
                                   =======   =======   ========   ========   ========   ========

     The Trustees authorized the use of a broker-dealer in which the president of the investment advisor served as a registered representative in 2007; as such, the president of the investment advisor may benefit indirectly from the Trust's payment of commissions and 12(b)-1 fees from underlying funds through December 31, 2007. Beginning in 2008, the president of the Adviser ceased to be a Registered Representative of a Broker-Dealer and no longer will receive registered representative commissions from a broker-dealer.

NOTE 6 - AUDITING AND ACCOUNTING FEES

The following table discloses the fees paid by the Trust for Auditing and other services performed by the Trust's principal accountant.

                                               ALL OTHER
       AUDIT FEES   AUDIT RELATED   TAX FEES      FEES       TOT
       ----------   -------------   --------   ---------   ------
2007     24,636         5,161         3,668       476      33,941
2006     21,842         3,537         3,525         0      28,904
         ------         -----         -----       ---      ------
         46,478         8,698         7,193       476      62,845
         ======         =====         =====       ===      ======

STAAR INVESTMENT TRUST

                             STAAR INVESTMENT TRUST
                      NOTES TO FINANCIAL STATEMENTS (CONT.)

                                DECEMBER 31, 2007


NOTE 7 - AVAILABILITY OF ADDITIONAL INFORMATION

Fund Directors: Additional information about the Board of Trustees can be found in the Statement of Additional Information as filed with the SEC. For a copy you may write to STAAR Investment Trust, Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 or call 1-888-717-8227 (1-888-71STAAR). Proxy Voting Policies: The Proxy Voting Policy and Proxy Voting Record for the most recent 12-month period may be obtained from STAAR Financial Advisors as listed above.

End of Notes to Financial Statements

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

ALTCAT FUND

                                                                  THREE      FIVE YR.    TEN YR.        SINCE         SINCE
                                                                 YR. AVG.      AVG.        AVG.        PUBLIC        PRIVATE
   TOTAL RETURNS* FOR PERIODS       LAST    YEAR-TO-     ONE      ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
        ENDING 12/31/07           QUARTER     DATE      YEAR    RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
   --------------------------     -------   --------   ------   ---------   ---------   ---------   ------------   -----------
AltCat Fund (ACF)                  -0.01%     14.45%   14.45%     12.66%      15.63%      7.33%         6.87%         12.66%
S&P 500 INDEX                      -3.33%      5.49%    5.49%      8.62%      12.83%      5.91%         7.00%          8.89%
MS Large Blend Funds Avg           -2.81%      6.16%    6.16%      8.71%      12.63%      5.92%         6.10%          7.62%

Portfolio Turnover 19.88%      Management waived $.03 per share of fees in 2003.

* Total returns include reinvested dividends and gains. The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. The index is unmanaged and has no expenses. The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

ACF Ending Value: $20,444                                 S&P 500 Index: $20,535

     We are pleased to report that the AltCat Fund's 14.5.% total return in 2007 exceeded the return of its benchmark index (the S&P 500) by 9 percentage points. The S&P 500 total return for 2007 was 5.5% Among the biggest factors affecting performance in 2007 was to maintain strong international and domestic positions yet at the same time continuing to have a conservative stance by holding a greater percentage of assets in cash equivalents than usual. Since last year, our evaluation of the overall market conditions led us to conclude that the risk factors had increased substantially and caution was warranted.

     This proved wise as volatility increased Both the Russell 2000 small company index and the EAFE international experienced greater volatility with small cap stocks showing greater weakness.

     International markets, natural resources and energy led the way in 2007. Most of our positions performed well with a few exceptions. Eaton Vance Greater Inda Fund (+55.0%), iShares Malaysia (+45.5%), Ivy Pacific Opportunities Fund (+42.4%), Franklin Natural Resources A (+38.9%), Vanguard Energy Fund (+37.0%), and iShares DJ Basic Matrials (+32.2%) were particularly strong.

     Our worst performers included the Muhlenkamp Fund (-9.7%), iShares Russell Mid Cap Value (-1.6%), iShares DJ US Telecom (+1.8%), iShares S&P 500 Value (+1.9%) and iShares Japan (-4.3%),.

     The most significant changes in the portfolio included reduced positions in iShares Russell MidCap Value Fund, iShares Global Tech Sector Fund, and iShares MSCI Malaysia Fund and closed positions in iShares DJ US Pharmaceuticals, iShares SC 600/Barra value Index and iShares GS Networking Fund. New positions were taken and still held at year-end in Powershares DB Commodity Index Tracking Fund, Powershares Wilderhill Clean Energy Fund and Powershares Cleantech Portfolio Fund as well as increased positions in Eaton Vance Grtr India Fund and iShares MSCI EAFE Value Fund.

     Going into 2008, we continued to be concerned about growing risks and the potential for increased volatility. We maintained our cash positions at over 10%. We were concerned that the economy was entering a significant slowdown and problems with debt in the financial services sector as well as the government would increase.

     Our long-term outlook continues to favor a widely diversified approach, realizing that during volatile times opportunities may be at hand. We will try to identify those opportunities representing areas in the global economy that should see increasing demand in the future.

     We are pleased to report that the Altcat Fund is among the top funds in its category and at the end of October was given a five-star rating by Morningstar.

GENERAL BOND FUND


                                                                    THREE      FIVE YR.    TEN YR.        SINCE         SINCE
                                                                   YR. AVG.      AVG.        AVG.        PUBLIC        PRIVATE
   TOTAL RETURNS* FOR PERIODS         LAST    YEAR-TO-     ONE      ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
        ENDING 12/31/07             QUARTER     DATE      YEAR    RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
   --------------------------       -------   --------   ------   ---------   ---------   ---------   ------------   -----------
General Bond Fund (GBF)              1.35%      4.53%     4.53%     2.77%       2.58%       4.37%         4.66%         4.43%
Lehman Bros Intermed Gov/Cred Idx    2.90%      7.39%     7.39%     4.32%       4.06%       5.75%         6.05%         5.99%
MS Intermediate Bond Fds             1.71%      4.70%     4.70%     3.53%       4.07%       5.16%         5.45%         5.47%


Current Yield as of 12/31/07...   3.04%**
S.E.C. Yield as of 12/31/07....   3.47%***
Average Maturity...............   1.7 Years

Portfolio Turnover 30.22%

* The published returns are total returns including reinvestment of dividends. Management waived $.01 per share of fees in 2006, $.02 in 2005 and $.03 in 2003. The Lehman Bros. Intermediate Gov't/Credit Index is a broad bond market index including both corporate investment grade and government (Treasury and gov. agency) indexes including bonds with maturities up to 10 years. The index is unmanaged and does not have expenses. The Morningstar Intermediate-Term Bond Category is an average of the total returns of all intermediate bond funds tracked and categorized as such by Morningstar.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/07.

GBF Ending Value: $17,040   Lehman Bros Intermediate Gov't/Credit Index: $19,530

     2007 saw a crisis arise in the mortgage markets with many sub-prime mortgages to less credit-worthy customers going into default. Banks and other lenders have had to write off billions of dollars causing the Federal Reserve to lower interest rates dramatically.

     Prior to this the concern had been inflation, which would have been a force to carry interest rates higher. Therefore, the GBF portfolio average maturities were shortened as the specter of rate increases loomed. But the mortgage crises trumped inflation at least on a short-term basis, which hurt the GBF's performance.

     On the other hand, the GBF portfolio held high quality bonds, the majority in government agency bonds, which did not suffer much from the mortgage market fiasco due to the government backing. The fund did not hold derivatives such as Collateralized Mortgage Obligations (CMO's) that suffered significant losses.

     The outlook for bonds in 2008 depends on the ultimate direction of the economy. If a recession is at hand then interest rates could go lower and stay lower for a year or more.

     However, even with a significantly slowing economy inflation has continued to be above average recently which in the end will tend to drive interest rates higher at some point. A low interest rate environment makes it harder for bond funds to beat the indexes because indexes don't have expenses.

     There were no issues in the purchase or sale of any individual security that affected performance materially other than the relatively short average maturity of the portfolio. Our strategy is to continue to seek opportunities to acquire higher-yielding securities without compromising the quality standards of the Funds objectives.

INTERNATIONAL FUND

                                                                    THREE      FIVE YR.    TEN YR.        SINCE         SINCE
                                                                   YR. AVG.      AVG.        AVG.        PUBLIC        PRIVATE
   TOTAL RETURNS* FOR PERIODS         LAST    YEAR-TO-     ONE      ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
        ENDING 12/31/07             QUARTER     DATE      YEAR    RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
   --------------------------       -------   --------   ------   ---------   ---------   ---------   ------------   -----------
International Fund (INTF)            -0.03%    15.63%    15.63%     17.92%      20.78%      8.07%         7.01%         8.00%
EAFE Index                           -1.75%    11.17%    11.17%     16.83%      21.59%      8.66%         7.65%         7.74%
MS Foreign Large Blend Funds Avg     -1.41%    12.71%    12.71%     17.22%      20.31%      7.94%         7.24%         7.90%

Portfolio Turnover....   18.46%.

* Published returns are total returns including reinvested dividends. Management waived $.02 of fees in 2003. The MSCI EAFE index is a broad international index widely accepted as a benchmark for international stock performance. It consists of an aggregate of 21 individual country indexes, which represent the major world, markets. The index is unmanaged and has no expenses. The Morningstar Foreign Stock Funds Category Average is an average of the total returns of all funds tracked and categorized as such by Morningstar.

LINE GRAPH

     The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

INTF Ending Value: $20,579                     EAFE International Index: $22,145

     International markets led the major indexes with double-digit returns in 2007. The INTF beat the EAFE index and the average foreign large blend fund during the period despite our maintaining over 10% of the portfolio held in cash equivalents.

     The best performers among our holdings were Eaton Vance Greater India India A Fund (+55.04%), iShares Malaysia (+45.46%), iShares Singapore (+27.78%), iShares Australia (+28.95%) and Templeton Developing Markets A (+28.77%). Harbor International Institutional, Marsico International Opportunities and iShares Spain also exceeded 20% returns for 2007.

     Only iShares Japan (-4.33%), iShares MSCI EAFE Value Index (+7.17%) and Putnam Intl Capital Opportunities A (+8.87%) performed worse than the EAFE benchmark index. The most significant changes in the portfolio included gradually increasing the overall cash position of the Fund and reducing exposure to Harbor International Institutional Fund, Marsico International Opportunities, iShares MSCI Spain Fund, iShares MSCI Australia Fund, iShares MSCI Malaysia Fund while increasing positions in Eaton Vance Grtr India Fund and iShares MSCI EAFE Value Index Fund.

LARGER COMPANY STOCK FUND

                                                                    THREE      FIVE YR.    TEN YR.        SINCE         SINCE
                                                                   YR. AVG.      AVG.        AVG.        PUBLIC        PRIVATE
   TOTAL RETURNS* FOR PERIODS         LAST    YEAR-TO-     ONE      ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
        ENDING 12/31/07             QUARTER     DATE      YEAR    RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
   --------------------------       -------   --------   ------   ---------   ---------   ---------   ------------   -----------
Larger Co. Stock Fd (LCSF)           -3.86%     3.57%     3.57%     5.53%        9.42%      3.97%         4.97%         6.20%
S&P 500 Index                        -3.33%     5.49%     5.49%     8.62%       12.83%      5.91%         7.00%         8.89%
MS Large Blend Funds Avg             -2.81%     6.16%     6.16%     8.71%       12.63%      5.92%         6.10%         7.62%

Portfolio Turnover: 36.83%.

* Published returns are total returns including reinvested dividends. Management waived $.03 per share of fees in 2003.

The S&P500 is a broad index of the 500 largest companies in various market sectors. It is a market-capitalization weighted average, which emphasizes the largest companies. The index is unmanaged and has no expenses. The Morningstar Large Blend Funds Category is an average of the total returns of all funds tracked and categorized as such by Morningstar.

LINE GRAPH

          The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

LCSF Ending Value: $16,763   S&P 500 Stock Index: $20,535

     As 2007 progressed signs of a slowing economy created concern and greater volatility in stocks. In the end the S&P 500 experienced a sub par year with a total return over five percentage points below the long-term average return.

     In spite of holding a decent cash position averaging between 5% and 10% during the second half of 2007, too many of the core positions of the LCSF under performed during the second half and as a result the Fund trailed its benchmark index at year-end.

     We were particularly disappointed in Franklin Rising Dividends (-2.95%), which had a large exposure to financial stocks. Dodge and Cox Stock Fund barely made a positive return (+0.14%).

     On the other hand Fundamental Investors Fund was up 13.55% and Navallier Mid Cap Growth rose 9.35%. We also received some good gains from three newer positions - Brandywine Blue Fund, the Tocqueville Fund and the iShares DJ US Medica.l Devices Fund Funds divested during the year included the iShares DJ Select Dividend Fund, iShares GS Network Index Fund and iShares DJ US Tech Sector Fund.

     The most significant changes during 2007 included the sale of the following fund positions: Torray Fund, iShares DJ US Tech Sector Index, iShares GS Networking Index, iShares S&P 500/Barra value Index and iShares DJ Select Dividend Index. New positions were taken in Brandywine Blue Fund, Tocqueville Fund and iShares DJ US Medical Devices Index Fund.

     Our outlook for 2008 encompasses significant concern for a slowing economy and certain structural problems such as consumer debt, government spending and the tension between possible recession and inflation. 2008 could become one of the more volatilize markets we have seen since earlier this decade.

     Our strategy going forward will be to continuously evaluate our underlying fund holdings and make changes that we think will improve return potential and/or manage risks effectively. Our goal is to employ a mix of positions that will meet or beat the S&P 500 and to grow the Fund so that expense ratios can be reduced.

SHORT TERM BOND FUND


                                                           THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                            YEAR-             AVG.        AVG.        AVG.        PUBLIC        PRIVATE
   TOTAL RETURNS* FOR PERIODS       LAST     TO-     ONE     ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
        ENDING 12/31/07           QUARTER    DATE   YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
-------------------------------   -------   -----   ----   ---------   ---------   ---------   ------------   -----------
Short Term Bond Fd (STBF)           1.20%    4.41%  4.41%     2.64%       2.71%       4.20%        5.04%          4.91%
Lehman Bros 1-3 Year Govt Index     2.30%    7.10%  7.10%     4.30%       3.19%       4.84%        5.04%          5.07%
MS Short-Term Bond Funds Avg        1.04%    4.29%  4.29%     3.25%       2.88%       4.41%        4.50%          4.56%


Current Yield as of 12/31/07...    3.19%**
S.E.C. Yield as of 12/31/07....    3.47%***
Average Maturity...............     0.9Yrs.
Portfolio Turnover.............   41.49%

* Published returns are total returns including reinvested dividends. Management waived $.01 per share of fees in 2006 and $.03 in both 2005 and 2003. The Lehman Bros. 1-3 Government Bond Index includes both the Treasury Bond index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. Government). The index is unmanaged and has no expenses. The Morningstar Short-Term Bond Category is an average of the total returns of all short-term bond funds tracked and categorized as such by Morningstar.

** Current Yield is calculated by dividing the projected annual net income by the current net assets (total portfolio value less accrued expenses)

*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

LINE GRAPH

          The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

STBF Ending Value: $16,835   Lehman Bros. 1-3 Government Bond Index: $17,009

     2007 saw a crisis arise in the mortgage markets with many sub-prime mortgages to less credit-worthy customers going into default. Banks and other lenders have had to write off billions of dollars causing the Federal Reserve to lower interest rates dramatically.

     Prior to this the concern had been inflation, which would have been a force to carry interest rates higher. The STBF portfolio held high quality bonds, the majority in government agency bonds, which did not suffer much from the mortgage market fiasco due to the government backing. The fund did not hold derivatives such as Collateralized Mortgage Obligations (CMO's) that suffered significant losses.

     The outlook for short-term bonds in 2008 depends on the ultimate direction of the economy. If a recession is at hand then interest rates could go lower and stay lower for a year or more.

     However, even with a significantly slowing economy inflation has continued to be above average recently which in the end will tend to drive interest rates higher at some point. A low interest rate environment makes it harder for bond funds to beat the indexes because indexes don't have expenses. We are pleased that the STBF performed better than the average short-term bond fund in 20007.

     There were no issues in the purchase or sale of any individual security that affected performance materially. Our strategy is to continue to seek opportunities to acquire higher-yielding securities without compromising the quality standards of the Funds objectives. 2007 saw a crisis arise in the mortgage markets with many sub-prime mortgages to less credit-worthy customers going into default. Banks and other lenders have had to write off billions of dollars causing the Federal Reserve to lower interest rates dramatically.

     Prior to this the concern had been inflation, which would have been a force to carry interest rates higher. The STBF portfolio held high quality bonds, the majority in government agency bonds, which did not suffer much from the mortgage market fiasco due to the government backing. The fund did not hold derivatives such as Collateralized Mortgage Obligations (CMO's) that suffered significant losses.

     The outlook for short-term bonds in 2008 depends on the ultimate direction of the economy. If a recession is at hand then interest rates could go lower and stay lower for a year or more.

     However, even with a significantly slowing economy inflation has continued to be above average recently which in the end will tend to drive interest rates higher at some point. A low interest rate environment makes it harder for bond funds to beat the indexes because indexes don't have expenses. We are pleased that the STBF performed better than the average short-term bond fund in 2007.

     There were no issues in the purchase or sale of any individual security that affected performance materially. Our strategy is to continue to seek opportunities to acquire higher-yielding securities without compromising the quality standards of the Funds objectives.

SMALLER COMPANY STOCK FUND

                                                            THREE YR.    FIVE YR.    TEN YR.        SINCE         SINCE
                                            YEAR-              AVG.        AVG.        AVG.        PUBLIC        PRIVATE
   TOTAL RETURNS* FOR PERIODS       LAST     TO-     ONE      ANNUAL      ANNUAL      ANNUAL      INCEPTION     INCEPTION
        ENDING 12/31/07           QUARTER    DATE    YEAR   RETURN(1)   RETURN(1)   RETURN(1)   (5/28/97)(1)   (4/4/96)(1)
-------------------------------   -------   -----   -----   ---------   ---------   ---------   ------------   -----------
Smaller Co. Stock Fd  (SCSF)       -6.64%   -3.40%  -3.40%    5.10%       13.05%       8.07%         8.49%          8.36%
Russell 2000 Index                 -4.58%   -1.57%  -1.57%    6.80%       16.25%       7.08%         8.27%          8.67%
MS Small Blend Funds Avg           -5.69%   -1.10%  -1.10%    6.93%       15.72%       8.30%        10.31%         10.82%

Portfolio Turnover 40.26%

* Published returns are total returns including reinvested dividends. Management waived $.03 per share of fees in 2003. The Russell 2000 Index is an unmanaged total return index of the smallest 2000 companies in the Russell 3000 Index and is generally considered in the industry as representing the universe of small company stocks. The index is unmanaged and has no expenses. The Morningstar Small Company Funds Objective Average is an average of the total returns of all funds tracked by Morningstar having that objective.

LINE GRAPH

          The following line graph shows the growth of $10,000 invested at public inception through 12/31/06.

SCSF Ending Value: $23,829   Russell 2000 Index: $22,950

          The fourth quarter was disappointing. Up until the end of the year, the SCSF had been performing well. However our core funds under performed during the quarter in spite of the fact that we had raised our cash position.

          As 2007 progressed, small company stocks began to show significant weakness compared to large stocks not seen since 1998. As signs of a slowing economy became more apparent, small company stocks led the markets in a fourth quarter downtrend.

          For the year we had some holdings which performed well. Among our Royce MicroCap Investor Fund experienced a total return of +7.07% and Columbia Acorn Z was up 7.69%. However, Nationwide Small Cap Fund lost 6.04% and Franklin Microcap Value Fund was down 4.21%.

          Some changes included the sale of Munder Small Cap Value, Gartmore SmallCap, and Hennessey Cornerstone Growth and the addition of Satuit Cap Micro Cap A and Keeley Small Cap Value. During the year we owned and sold iShares DJ US Pharmaceuticals, iShares DJ US Medical Devices and iShares Russell 2000 index. We also took a very small position in Powershares Wilderhill Fund.

          Our strategy going forward will be to continuously evaluate our underlying fund holdings and make changes that we think will improve return potential and/or manage risks effectively. Our goal is to employ a mix of positions that will meet or beat the Russell 2000 and to grow the Fund so that expense ratios can be reduced. We are pleased to report that the SCSF has beaten the Russell 2000 for the past ten years and since public inception.

----------

Past performance is no guarantee of future results. Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indexes were quoted as published in various publications or sources, including the Wall St. Journal and Morningstar.
(1) The Trust was formed as a PA private business trust and investment operations commenced on 4/4/96. Public registration was effective on 5/28/97 with no changes in investment operations. (2)On August 12, 2004 shareholders approved changes to the bond funds. The Long Term Bond Fund became the Short Term Bond Fund and the Intermediate Bond Fund became the General Bond Fund.

FOR A PROSPECTUS, CALL 1-888-717-8227 (1-888-71STAAR) OR VISIT
WWW.STAARFUNDS.COM

NON-FINANCIAL STATEMENT NOTES

     The Registrant, STAAR Investment Trust (the Trust), is an open-end, management investment company including six series Funds. It was formed on February 28, 1996 as a private Pennsylvania business trust for the purposes of commencing business as an investment company under the name STAAR System Trust. It had engaged in no prior business activities. Its public registration became effective on May 28, 1997. The name was changed to STAAR Investment Trust on April 3, 1998. There has been no material change in operations since the beginning of investment operations on April 4, 1996.

     Each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by (a) 66 2/3% or more of the voting securities present in person or by proxy at a meeting (if the holders of 50% or more of the outstanding securities are present in person or by proxy) or (b) more than 50% of the outstanding voting securities of the Fund, whichever is lesser. The fundamental policies can be found in the Prospectus and Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below.

     A board of trustees is responsible for providing and overseeing management, operations and shareholder services for the Funds under the applicable laws of the commonwealth of Pennsylvania. The board generally meets quarterly to review Fund operations, performance and any appropriate issues and to take action as needed.

     Due to the small size of the board, there is only one committee, the Audit Committee. Functions that might be fulfilled on larger boards by additional committees have been adequately fulfilled by the entire board. The audit committee is comprised of only non-interested directors who hold separate meetings periodically to discuss the accounting of the Funds. The committe also meets periodically with the outside public accounting firm to discuss and monitor the accounting practices and auditing activities applied to the Funds.

     The Board of Trustees has adopted a number of policies adopted to protect shareholders. Details may be found in the Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below. Among these are...

     Fair value Pricing: The Board has adopted a policy and procedures for fair value pricing. However, since the practice of the manager is to purchase securities that are widely traded and easily priced by third party services, the Trust rarely needs to employ this policy.

     Personal transactions policy: Independent Trustees and access persons of the Adviser are required to disclose quarterly any securities transactions they make in securities that are owned by the Trust. Pre-clearance of a personal transaction in a Security required to be approved by regulations must be obtained from the Compliance Officer or a person (Clearing Officer) who has been authorized by the Compliance Officer to pre-clear transactions. A Clearing Officer seeking pre-clearance with respect to his or her own transaction shall obtain such pre-clearance from another Clearing Officer.

     Short-term trading and market timing policy: The board has taken measures to guard against short-term trading and market timing abuses that could adversely affect shareholder value.

     Trading Error Policies and Procedures: The Board has adopted a policy whereby the Advisor addresses any errors that may occur in trading securities for the Funds.

     Bonding: A Fidelity Bond is required to protect shareholders, clients and the firms serving them against inappropriate activities on the part of access persons.

     Anti-Money Laundering: Pursuant to the USA Patriot Act, the Board has adopted a policy governing the "know your client" principle that governs the collection of personal and/or corporate information from investors.

     Business Continuity Plan: The Board has adopted a plan to address disaster management in the event of fire, terrorism, theft, natural disaster or other events that could interrupt the business of the Funds.

     Proxy Voting Policy: The Board has adopted a Proxy Voting Policy.

          Code of Ethics: The Board has adopted a code of ethics.

          Transactions in Fund portfolios will generally be made with regard to volume and other discounts to keep transaction expenses as low as possible. The Trust may use brokers with which higher commissions are paid than could be obtained elsewhere in return for research and other services. There is no restriction as to the number of broker-dealers the Trust may use.

          Detailed information as to securities pricing and the purchase and redemption of shares is found in the Prospectus, which may be obtained from STAAR Investment Trust using the contact information below. The Trust may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven (7) days for (a) any period during which the New York Stock Exchange is closed or trading on the exchange is restricted; (b) for any period during which an emergency exists which makes it impossible or impractical for the Funds to dispose of securities owned by them or the Funds cannot determine the value of their respective net assets or for such other periods as the Securities and Exchange Commission may permit.

          Performance data is provided and calculated according to SEC guidelines and formulas may be found in the Statement of Statement of Additional Information, which may be obtained from STAAR Investment Trust using the contact information below.

          For a Prospectus and/or copy of the Statement of Additional Information or other information, contact STAAR Investment Trust, Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 or call 1-888-717-8227 (1-888-71STAAR).

                                     PART C

                                OTHER INFORMATION

Item 23. EXHIBITS

EXHIBIT
 NUMBER                           DESCRIPTION OF EXHIBIT
-------   ----------------------------------------------------------------------
  X(a)    Declaration of Trust of the Registrant
  X(b)    By-laws of the Registrant
  (c)     Not Applicable
  X(d)    Investment Advisory Agreement between Registrant and Staar Financial
          Advisors, Inc. (the "Advisor")
  (e)     Not Applicable
  (f)     Not Applicable
 XX(g)    Custodian Agreement between Registrant and StarBank.
   X      (h) Form of Transfer Agency and Shareholder Services Agreement among
          Registrant and the Advisor (see (d) above)
  X(h)    Consent to Use of Name contained in (d) above
 99(i)    Opinion of Counsel and Consent of Counsel
 99(j)    Consent of Independent Accountants
  (k)     Not Applicable
  (l)     Not Applicable
 XXX(m)   Rule 12b-1 Plan
XXXX(n)   Financial Data Schedule
  (o)     Not Applicable
  (p)     Board of Trustees Code of Ethics

X - Filed with Initial N-1A and incorporated herein by reference.

XX - Filed with Pre-effective Amendment # 1 to Form N-1A and incorporated herein by reference.

XXX - Filed with Proxy Statement in Post Definitive 14A filing

XXXX - Filed with Form NSAR

Item 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

Item 25 - INDEMNIFICATION

     Under the Registrant's Declaration of Trust and By-laws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connect with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and By-laws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the By-laws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant.

     Moreover, the Declaration of Trust and By-laws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits and proceedings, and certain liabilities that might be imposed as a result of such actions, suits and proceedings, to which they are parties by reason of being or having been such Trustees or Officers. The policy expressly excludes coverage for any Trustee or Officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

Item 26 - BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Staar Financial Advisors, Inc. (the "Adviser"), is a registered investment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations and other business entities.

     Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

NAME/BUSINESS       POSITION WITH ADVISOR                OTHER
-------------       ---------------------                -----
J. Andre Weisbrod   President, Director     Registered Representative
                                            WRP Investments, Inc.
Charles Sweeney     Secretary & Director    Marketing Consultant Graphic
                                            Arts Technology Council;
                                            Before 1992 Graphic Arts Sales
                                            Eastman Kodak Company
James A. Gordon     Director                Retired

Item 27 - PRINCIPAL UNDERWRITER

     Inapplicable.

Item 28 - LOCATION OF ACCOUNTS AND RECORDS

     The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147 and its Pittsburgh office located at 604 McKnight Park Drive, Pittsburgh, PA, 15237. Certain records, including the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of the Registrant's custodian located as to the custodian, at Huntington National Bank,7 Easton Oval, Columbus, OH 43219, and, as to the transfer and dividend disbursing agent functions, at Mutual Shareholder Services, 8000 Town Centre Drive, Broadview Heights, OH 44147.

Item 29 - MANAGEMENT SERVICES

     Inapplicable

Item 30 - UNDERTAKINGS

     Inapplicable

                                     NOTICE

     "The General Bond Fund (GBF)," "The Short-Term Bond Fund (STBF)," The Larger Company Stock Fund (LCSF)," "The Smaller Company Stock Fund (SCSF)," "The International Fund (INTF)," and "The Alternative Categories Fund (AltCat)" are the designations of the Trustees under the Declaration of Trust of the Trust dated February 28, 1996 as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Pennsylvania. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound.

     SIGNATURES

     Pursuant to the requirements of (the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh, and the State of Pennsylvania on the 28th day of February, 2007.

                                        The Staar Investment Trust

                                        Registrant


                                        By: /s/ J. Andre Weisbrod
                                            ------------------------------------
                                            J. Andre Weisbrod,
                                            Trustee

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                                        /s/ Jeffrey A. Dewhirst
                                        ----------------------------------------
                                        Jeffrey A. Dewhirst
                                        Trustee                February 28, 2008
                                        (Signature)            (date)


                                        /s/ Thomas J. Smith
                                        ----------------------------------------
                                        Thomas J. Smith
                                        Trustee                February 28, 2008
                                        (Signature)            (date)


                                        /s/ Richard Levkoy
                                        ----------------------------------------
                                        Richard levkoy
                                        Trustee                February 28, 2008
                                        (Signature)            (date)


                                        /s/ J. Andre Weisbrod
                                        ----------------------------------------
                                        J. Andre Weisbrod
                                        Trustee                February 28, 2008
                                        (Signature)            (date)